UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2010

Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Scott Romans and Daniel Close examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds. Scott, who has nine years of investment experience, began managing the Kansas, Missouri and Wisconsin Funds in 2003. Dan has ten years of investment experience and began managing the Kentucky, Michigan and Ohio Funds in 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2010?

In general, the year produced a very favorable environment for investors in tax-exempt bonds, which benefited greatly from a combination of strong demand, reduced supply, low inflation and low interest rates. Against this positive backdrop, municipal bond prices rose, and their yields declined. Although bonds of all maturities gained ground, longer dated bonds generally tended to perform the best.

Benefiting from an improving economic picture, the U.S. economy returned to growth starting in the third quarter of 2009. Gross domestic product (GDP) — a measure of the nation’s economic output — grew by an annualized 2.2% in the third quarter and expanded by an annualized 5.6% in the last three months of the 2009, the fastest pace in six years. The growth continued at an annualized rate of 2.7% in the first quarter of 2010. Despite this economic improvement, job growth continued to pose a challenge. At the end of May 2010, the national unemployment rate stood at 9.7% — very high in a historical sense, but better than the October 2009 peak of 10.1% and the previous month’s 9.9% rate. At the start of the period, the jobless rate was 9.5%. Low inflation continued to support the performance of tax-exempt debt. For the year ending May 31, 2010, the Consumer Price Index (CPI) rose 2.0%, enabling the Federal Reserve Board to continue to maintain its benchmark fed funds rate near zero for an “extended period.”

Favorable supply and demand trends also supported the municipal bond market. On the supply side, the introduction of the federal Build America Bond program in April 2009 cut the number of traditional tax-exempt bonds available for purchase in the marketplace. Build America bonds are a new class of taxable municipal debt created as part of the February 2009 federal economic stimulus package. These securities offer municipal issuers a generous federal subsidy and therefore provide issuers an attractive alternative to traditional tax-exempt debt. During the twelve months ended May 31, 2010, taxable Build America Bond issuance was roughly $95.9 billion, accounting for more than 22% of new bonds issued in the municipal market. Most of this supply was longer-maturity debt. As a result, much of the traditional tax-exempt municipal issuance was heavily concentrated in shorter-dated securities — a factor that influenced the market’s performance as well as

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purchase decisions to varying degrees in all of the portfolios profiled in this report. Overall, $428 billion in new taxable and tax-exempt municipal bonds were issued in the twelve months ended May 31, 2010 — representing a 17% year-over-year increase.

Even as tax-exempt bond supply dropped, because of the issuance of taxable Build America Bonds, demand remained strong. The market was becoming more concerned about government deficits and their potential to trigger tax increases, which would make tax-exempt bonds more attractive to investors than their taxable counterparts. As evidence of an improving economy mounted, lower-rated bonds benefited the most from investors’ growing optimism. Investors became more tolerant of credit risk, causing credit spreads to narrow throughout the past year — meaning that investors were gradually demanding a smaller premium in exchange for buying riskier debt. In addition, historically low interest rates encouraged investors in search of additional income to favor riskier bonds offering higher yields.

What type of economic environment did the six states profiled in this report experience during the period?

Kansas benefited from a relatively low debt burden and diverse sources of tax revenues. However, the state has depleted its financial reserves and faced a negative balance in its general fund, a growing pension liability, sluggish employment growth and a projected slow recovery from the state’s recession. Nevertheless, Kansas had one of the lowest levels of unemployment in the country at the end of the reporting period. Its jobless rate of 6.5% was among the best nationwide and more than three percentage points lower than the national average. Over the past several fiscal years, revenue collections have declined without a commensurate decrease in state government spending — as a result, Kansas has fully depleted its financial reserves. At the end of the 2009 fiscal year, Kansas’s general fund had a deficit exceeding $176 million, or 3.7% of the state’s revenues. The state was forced to make significant spending cuts to bring the 2010 budget into balance, and now Kansas faces an estimated budget deficit of $400 million for fiscal 2011. If a temporary increase to the state’s sales tax is not approved by the Kansas legislature, further spending cuts could be necessary. During the twelve months ended May 31, 2010, the state issued $4.0 billion worth of new tax-exempt debt, a year-over-year increase of 67%, compared with a national increase of 17% during the same time frame. As of the end of the period, Kansas held credit ratings of Aa1 and AA+ from Moody’s and Standard & Poor’s, respectively.

Kentucky’s financial position remained under stress because declining revenue collections exacerbated the state’s budget imbalance. In the 2009 fiscal year, Kentucky had a deficit of nearly $255 million in its general fund, resulting in a year-end balance of about $30 million, nearly 90% below the prior fiscal year’s amount. To address its ongoing budget challenges, Kentucky made use of several one-time measures to raise funds, although by definition these were not sustainable long-term solutions. The proposed use of its Budget Stabilization Fund, federal stimulus dollars, refinancing debt and fund transfers illustrates the financial stress Kentucky was facing during the reporting period. However, Kentucky’s economy was beginning to show signs of improvement. For example, the state’s heavy reliance on the troubled manufacturing sector has eased in recent years. In addition, several large companies have announced investments in the state that will include new jobs. At period end, the state’s unemployment rate was 10.4%, somewhat above the

Nuveen Investments	3

national average but down 0.5% from Kentucky’s February 2010 peak. Kentucky maintained moderate credit ratings of Aa1 and AA– from Moody’s and Standard & Poor’s, respectively. The state issued $4.7 billion in new municipal bonds during the year ending May 31, 2010, a year-over-year decline of 15%.

Michigan’s general obligation debt was rated Aa2 and AA– from Moody’s and Standard & Poor’s, reflecting the state’s struggling economy and heavy exposure to the troubled U.S. auto manufacturing market, but it also reflects several positive factors — the state’s conservative financial management and its demonstrated ability to handle a protracted economic decline. Michigan’s economy has long been in recession, due in large part to its reliance on the automotive industry. Several auto plants in the state are expanding modestly, other auto parts plants are scheduled to close in 2010, and the state experienced a blow with the bankruptcy of Chrysler in April and its ultimate merger with Italian carmaker Fiat. At period end, Michigan’s jobless rate was 13.6%, down from a year-end peak of 14.5% but still second-worst in the nation. Despite the receipt of nonrecurring federal stimulus funding, Michigan suffered from shrinking revenues that challenged efforts to balance the budget. During the past twelve months ended May 31, 2010, the supply of new municipal debt totaled $7.9 billion, reflecting a 26% increase in issuance compared to the previous twelve-month period.

At the end of the period, Missouri held the highest credit rating of Aaa and AAA from Moody’s and Standard and Poor’s, reflecting the state’s conservative fiscal management, adequate liquidity provided by the state’s budget reserve fund and its low debt burden. According to Moody’s Economy.com, Missouri’s economy was stabilizing and showing signs of recovery, including a slowdown in the decline of retail employment and an uptick in consumer confidence. At the same time, manufacturing remains a significant employer in the state, which limits new job prospects as that industry continues to weaken. As of May 2010, the state’s unemployment rate of 9.3% was slightly better than the national average and down 0.4% from its peak in October 2009. Like most states, Missouri has seen significant revenue declines, which have necessitated spending cuts to bring its budget in balance. While the state faced its share of financial challenges, its conservative budgeting approach has left it better positioned to handle this economic climate than many other states. Missouri’s “rainy day” fund was more than $560 million in the 2009 fiscal year, although the state borrowed $450 million from this fund in the 2010 fiscal year to help manage its cash flow. During the twelve months ended May 31, 2010, Missouri issued $7.7 billion worth of new tax-exempt debt — a 65% year-over-year increase that was significantly higher than the 17% national increase during the same time span.

Ohio had a credit rating of Aa1 and AA+ from Moody’s and Standard & Poor’s at the end of the reporting period. Despite being widely diversified, Ohio’s economy remained heavily dependent on the weak manufacturing sector. While Ohio has significant exposure to the stressed automotive industry, much of this commerce is in original-equipment manufacturing parts for automakers. Because it involves business dealings with foreign as well as domestic companies, this may help insulate the state from the problems associated with U.S. automakers. Job growth in sectors such as education and health services has failed to outweigh losses in manufacturing. As of May 2010, Ohio’s unemployment rate was 10.7%, well above the national average but slightly below the state’s peak of 11.0% in March 2010.

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Personal income taxes and sales taxes make up a substantial percentage of Ohio’s revenues, and a weak economy has put downward pressure on this income. Over the 2008 and 2009 fiscal years, for example, the state experienced a revenue shortfall of $2.7 billion. Although the state initiated some spending cuts to bring its budget in balance, Ohio relied primarily on nonrecurring revenue sources, such as federal economic stimulus funds and the state’s entire budget stabilization fund. As a result of depleting the budget stabilization fund and drawing down its general fund reserves, Ohio reduced its flexibility to deal with future budget pressures. The state issued $12.6 billion worth of new municipal bonds during the twelve months ending May 31, 2010, roughly a 14% increase in new supply compared to the prior year.

Wisconsin’s unemployment rate was 8.2% in May 2010, well below the national average. The state has a relatively diversified economy, with significant exposure to paper and auto manufacturing, printing, education and health services. The state also sees strong export activity in machinery, electrical equipment and transportation equipment. However, more than 17% of state employment is in manufacturing jobs — significantly higher than the national average and a source of concern because of that sector’s challenges. For a number of years, the state has run a deficit in its general fund, and this gap has become more substantial recently. Wisconsin projected a positive cash balance of $185 million at the end of the 2010 fiscal year, compared with a negative cash balance of $147 million in fiscal 2009. The state allows borrowing or temporarily reallocating funds to manage negative cash flow, but these actions reduce the state’s liquidity and make it more difficult for Wisconsin to address revenue shortfalls and ongoing budget gaps. For the biennial fiscal 2009-2011 budgets, Wisconsin closed an initial $6.3 billion budget gap by implementing substantial spending cuts, refinancing debt, using federal stimulus funds and creating new revenue streams — including a new tax on high-income earners, lower capital gains tax exemptions, various corporate taxes and increased cigarette taxes. During the twelve months ending May 31, 2010, $5.7 billion in municipal bonds were issued in Wisconsin, a 16% year-over-year drop compared to the national increase of 17% during the same stretch. At period end, Wisconsin maintained a credit rating of Aa2 and AA from Moody’s and Standard & Poor’s.

How did the Funds perform during the twelve-month period?

The table on page six provides Class A Share total returns for the six Funds for the one-year, five-year and ten-year periods ending May 31, 2010. Each Fund’s total returns are compared with general market indexes and peer group averages.

During the twelve-month period ending May 31, 2010, the Kansas Fund’s Class A Shares at net asset value lagged the Standard & Poor’s (S&P) State and National Municipal Bond Indexes, while outperforming the Lipper Other States Municipal Debt Funds Average and Barclays Capital index. The Kentucky Fund’s Class A Shares at net asset value outperformed all of its benchmarks except for the S&P National Index. The Michigan and Wisconsin Fund’s Class A Shares at net asset value underperformed their respective comparative measures, while the Missouri Fund’s Class A Shares at net asset value significantly outperformed its respective measures. The Ohio Fund’s Class A Shares at net asset value outpaced the Lipper Ohio Municipal Debt Funds Average while trailing the other benchmarks.

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1	The Standard & Poor’s (S&P) Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Indexes are market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in their respective states. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 114 and 104 funds for the one-year, five-year and ten-year periods, respectively, ended May 31, 2010. The Lipper Michigan Municipal Debt Funds Average had 23, 16 and 16 funds, and the Lipper Ohio Municipal Debt Funds Average had 44, 36 and 32 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

3	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index is not available for direct investment.

Class A Shares – Average Annual Total Returns as of 5/31/10

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Kansas Municipal Bond Fund
A Shares at NAV	8.67%	3.87%	5.48%
A Shares at Offer	4.11%	2.98%	5.02%
Standard & Poor’s (S&P) Kansas Municipal Bond Index[1]	10.11%	4.41%	5.89%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Kentucky Municipal Bond Fund
A Shares at NAV	8.81%	3.66%	5.30%
A Shares at Offer	4.20%	2.77%	4.85%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index[1]	8.68%	3.33%	5.29%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Michigan Municipal Bond Fund
A Shares at NAV	7.73%	3.51%	5.37%
A Shares at Offer	3.25%	2.63%	4.92%
Standard & Poor’s (S&P) Michigan Municipal Bond Index[1]	10.21%	4.03%	5.80%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Michigan Municipal Debt Funds Average[2]	10.01%	3.37%	5.02%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Missouri Municipal Bond Fund
A Shares at NAV	11.49%	3.74%	5.36%
A Shares at Offer	6.85%	2.86%	4.91%
Standard & Poor’s (S&P) Missouri Municipal Bond Index[1]	9.23%	4.41%	5.96%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Ohio Municipal Bond Fund
A Shares at NAV	8.18%	3.77%	5.30%
A Shares at Offer	3.65%	2.89%	4.84%
Standard & Poor’s (S&P) Ohio Municipal Bond Index[1]	9.66%	3.75%	5.49%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Ohio Municipal Debt Funds Average[2]	7.73%	3.37%	4.81%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Wisconsin Municipal Bond Fund
A Shares at NAV	8.42%	3.79%	5.45%
A Shares at Offer	3.83%	2.91%	4.99%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index[1]	9.04%	5.05%	6.51%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%

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Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

What strategies were used to manage the Funds? How did these strategies influence performance?

All six Funds continued to employ the same fundamental investment strategies and tactics we have used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions within each state. Below we outline our specific approaches to managing the six Funds, as well as discuss noteworthy factors influencing each Fund’s performance.

Nuveen Kansas, Missouri and Wisconsin Municipal Bond Funds

All three Funds benefited from their duration positioning, meaning the sensitivity of the portfolios’ performance to changes in interest rates. Most notably, the Missouri and Wisconsin Funds had significantly less exposure to the market’s very shortest-duration bonds relative to the national municipal market. These securities remained very low in yield and did not gain as much as bonds on the longer end of the yield curve did, so the Funds’ underweighting supported their relative performance. The Missouri Fund also benefited from an overweighting in long-intermediate bonds, which performed well overall. The Kansas Fund was helped by having additional exposure to the longest-maturity bonds while having a reduced allocation to shorter-dated bonds — both factors added to our positive results.

By far, our credit-quality allocation was the biggest driver of strong returns for the Missouri Fund. As investors became increasingly comfortable with credit risk, lower-rated bonds were the best-performing securities overall. In this Fund, our significant overweighting in BBB-rated and non-rated bonds greatly supported performance. We were also substantially underweighted relative to the national municipal bond market in the highest-rated issues, which proved very helpful because of their underperformance relative to the general market. Our credit-quality exposure boosted returns for the Kansas Fund as well, though to a far lesser extent. In this portfolio, we also profited from overweightings in BBB-rated and non-rated bonds, but our allocations to lesser-performing AAA-rated and A-rated bonds were modest negatives.

The Wisconsin Fund, in contrast, was hampered relative to the indexes by our credit-quality positioning. We don’t have many opportunities to purchase suitable BBB-rated bonds for the Wisconsin portfolio because of the type of issuance available in the state,

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so a relative underexposure to BBB-rated bonds ended up being detrimental for this Fund. In fact, most of the attractive buying opportunities in Wisconsin have been in the A-rated range, so our significant overweighting in this category proved positive. Further pluses were underweightings in AAA-rated and AA-rated bonds, as well as an overweighting in the strong-performing non-rated bond category.

On a sector basis, the Kansas and Missouri Funds were aided by their favorable allocations. The Kansas portfolio lacked meaningful exposure to weaker-performing tax-supported bonds while maintaining larger allocations to the health care and single-family housing sectors, both of which did very well during the reporting period. However, our exposure to the so-called “other revenue” bond category — consisting largely of appropriation bonds — hampered results. The Missouri Fund, meanwhile, was significantly helped by our generous exposure to hospital and continuing-care retirement community bonds. Both categories outperformed the national municipal market and therefore made sizable contributions to the Fund’s relative performance.

In contrast, sector allocation proved a comparative negative for the Wisconsin Fund, because many of the sectors of the national municipal market are not fully tax free for Wisconsin investors. For example, many health care bonds issued in the state generate taxable income. As a result, we were underweighted in this sector compared with the national market. Because health care performed very well, this underweighting cost us some performance. Other underweightings that hindered returns were tobacco and utilities. Two areas in which we were overweighted — ”other revenue” bonds (primarily tax-allocation or community-redevelopment bonds) and appropriation bonds — were also negatives for the Fund.

We followed a similar management approach when purchasing new bonds for all three Funds, although individual investment opportunities varied by state. In the Kansas Fund, for example, new in-state bond purchases revolved around higher-quality bonds, which represent much of the available issuance within the state. Many of these new portfolio additions were in the health care sector, which, as we mentioned, performed well during the year and provided good value relative to bonds in other sectors. Most of these bonds were A-rated or higher and tended to be longer-dated issues. We did, however, make several purchases of lower- and non-rated bonds that we felt offered a good tradeoff between risk and reward.

Municipal bond issuance tends to be sparse in Kansas, and it can sometimes be difficult for us to find suitable bonds and keep the Fund fully invested. Due to limited Kansas opportunities during the past year, we widened our search and invested in U.S. territorial bonds — which are generally fully tax exempt for investors across the country — as well as out-of-state bonds that we believed would be in our shareholders’ best interests. During the period, we bought bonds issued by Puerto Rico and Guam, in addition to North Carolina health care bonds and New Mexico utilities bonds we felt were highly liquid and attractively valued. Our plan was to sell these out-of-state issues when good Kansas bonds became available, and indeed, by period end, we had sold the North Carolina and New Mexico positions. To generate cash to make our purchases for the Kansas Fund, we relied primarily on the proceeds of called bonds and the sale of the out-of-state positions we mentioned, as they were always intended to be temporary holdings.

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Activity was relatively quiet in the Missouri Fund, because we did not find a lot of favorable opportunities to invest. Many of our portfolio additions were lower-rated bonds, including retirement community and health care issues that we believed offered good value, but we also added higher-rated health care bonds and mid-rated airport bonds. When possible, we preferred to buy longer bonds with lower credit ratings, although this was not possible as often as we would have liked, given the patterns of issuance within the state and limited supply as a result of the Build America Bond program. Generally, our bond purchases had maturities ranging from 15 to 30 years.

As in the Kansas Fund, we added several out-of-state positions to keep the Missouri Fund fully invested. These included some Puerto Rico-issued bonds, as well as the North Carolina health care bonds we mentioned earlier. These positions remained in the portfolio at period end, as we had not yet found suitable opportunities to replace them with Missouri issues. To subsidize the vast majority of our new purchases during the past year, we relied on the proceeds of called bonds. Among our few sales were a handful of advance-refunded bonds — extremely high-quality, short-duration bonds — that were very close to their maturity dates and for which investor demand was strong.

Because suitable municipal bond issuance is typically very sparse in Wisconsin, it can be challenging to find the right opportunities to keep the Fund fully invested. Fortunately, during the past twelve months, we found more attractive bonds to buy than we usually do. Among our selections were A-rated health care bonds and AAA-rated research foundation bonds. We also established a small position in AAA-rated private education bonds and invested in some Puerto Rico bonds we felt offered good value. We financed the majority of our new purchases with the proceeds of bond calls and the sale of some advance-refunded securities.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

These three Funds generated solid gains in absolute terms, supported by the favorable environment for municipal bond investors. A number of specific factors contributed to our results. The Kentucky and Michigan Funds, for example, benefited from their duration positioning — meaning their level of sensitivity to changes in interest rates. Compared with the national municipal bond market, the Kentucky Fund and the Michigan Fund were helped by having less exposure to shorter-maturity bonds. As long-term interest rates fell more than short-term rates during the past year, this positioning proved very advantageous. The Ohio Fund, in contrast, had a shorter duration than the national market, so it did not profit to the same extent from falling interest rates. In addition, the Ohio portfolio’s relative underexposure to longer-duration securities hampered our results.

To varying degrees in all three Funds, our credit-rating allocation also contributed to positive returns. We benefited from having relatively greater allocations to lower-rated bonds, as well as smaller weightings in higher-quality debt. This was particularly true of the Michigan Fund, as bond supply in that state includes a much higher percentage of lower-rated issues. As we discussed earlier, investors favored lower-rated, riskier bonds over their more conservative counterparts during the past year, and the portfolios were positioned to capitalize on this trend.

Nuveen Investments	9

Our sector allocation detracted from relative performance in the Kentucky and Michigan Funds but added to the Ohio Fund’s results. The Kentucky Fund was hampered by our positioning in corporate-backed industrial development revenue (IDR) and utilities bonds. However, returns were bolstered by an underweighting in advance-refunded and tax-supported bonds — which, like other highly defensive securities, did poorly in a relatively risk-friendly investment climate. Meanwhile, the Michigan portfolio’s advance-refunded, tax-supported and health-care holdings were negative performers relative to the national municipal market. In contrast, the Ohio portfolio enjoyed good performance from our allocation to tobacco securities, and an overweighting in IDR bonds was beneficial as well — especially an extremely successful position in Bayshore Power bonds, which gained substantial ground upon being called during the period. These overall favorable results were tempered, however, by our positioning among utilities and pre-refunded bonds.

As a general theme across all three of these Funds, when we made purchases we favored lower-rated bonds that we felt offered good appreciation potential relative to the broad municipal market and provided our shareholders with good value. Availability of these bonds differed from portfolio to portfolio, but generally we felt bonds with lower credit ratings were providing better value and appreciation potential than their higher-rated counterparts.

When making new purchases for the Kentucky Fund, we found more investment opportunities in the secondary municipal market. During the period, we bought two longer-maturity, lower-rated health care bonds. Other purchases included a lower-rated water/sewer bond issue that was also on the longer end of the yield curve and a longer-dated but higher-rated housing bond deal. We also bought two bond issues backed by a dedicated tax revenue stream, one of which was a Puerto Rico sales tax bond. Proceeds for these purchases came from a healthy amount of call activity in the portfolio, which provided us with the cash we needed to make purchases when opportunities arose.

Significant call activity also helped subsidize our purchases for the Ohio and Michigan Funds, in which investment activity was relatively high during the period. As in the Kentucky Fund, a relative lack of new bond issuance in Ohio meant that many of our new additions to the portfolio were in the secondary municipal market. We made four separate purchases in the health care sector, buying mostly higher-rated health care issuers that we felt offered our shareholders good value. Other acquisitions included several dedicated-tax bonds — including the same Puerto Rico bond issue we bought for the Kentucky Fund — a tax-increment financing district bond issue and an appropriation bond issue.

We felt that the Michigan portfolio was generally well positioned, and consequently we did not make a large number of purchases since the last reporting period. We found particular value in the southeastern part of the state. As we have written in previous shareholder reports, we long avoided investing in this region because of the serious economic troubles that this area had been experiencing due to its reliance on auto manufacturing. While those problems remained serious, more recently we were finding high-quality bonds that we believed were financially stable but priced far too low relative to their underlying credit quality. For example, we identified AA-rated bonds whose

10	Nuveen Investments

prices and yields were more in line with what we would expect to see from an A-rated issue. During the period, we found what we believed were particularly good values in education and water/sewer bonds from this region.

Because of the impact of the Build America Bond program that we described earlier, the available supply of longer-dated municipal bonds was curtailed. Our main focus in this environment was on keeping the Funds fully invested in good bonds. In all three Funds, we looked outside the state to invest in highly liquid bonds that we felt offered good value and could be sold quickly. In the Kentucky and Michigan Funds, for example, we added a New Mexico electric utility bond, while in the Ohio Fund we invested in an insured Texas higher-education issue. We also purchased a lower-rated Virginia toll-road bond for the Michigan portfolio. In all of these cases, we bought these bonds to keep the Funds fully invested and continued to look for attractive opportunities to replace them with suitable in-state bonds once they became available.

Dividend Information

The Kansas and Wisconsin Funds’ Class I Shares experienced a dividend increase in November 2009. The Kentucky Fund saw its monthly dividend rise in May 2010. All share classes of the Missouri Fund experienced a dividend increase in February 2010, while its Class B Shares had a dividend reduction in November 2009. The dividend of the Class B Shares of the Ohio Fund was reduced in February 2010, and the Michigan Fund held its dividend steady throughout the twelve months ended May 31, 2010.

Effective April 1, 2010, each Fund began declaring dividends from its tax-exempt net investment income daily. Each Fund will continue to pay such dividends monthly, and Fund shares will begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for more information.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2010, all six Funds had positive UNII balances for tax purposes. The Kansas, Missouri and Ohio Funds had positive UNII balances, while the Kentucky, Michigan and Wisconsin Funds had negative UNII balances for financial reporting purposes.

Nuveen Investments	11

Nuveen Kansas Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Kentucky Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Kansas Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market. The Standard & Poor’s (S&P) Kentucky Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

12	Nuveen Investments

Nuveen Michigan Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Missouri Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Michigan Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market. The Standard & Poor’s (S&P) Missouri Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Nuveen Ohio Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Wisconsin Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Ohio Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market. The Standard & Poor’s (S&P) Wisconsin Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

14	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Kansas Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FKSTX	FBKSX	FCKSX	FRKSX
NAV	$10.48	$10.39	$10.48	$10.53
Latest Dividend[1]	$0.0355	$0.0290	$0.0310	$0.0375
Inception Date	1/09/92	2/19/97	2/11/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.67%	4.11%
5-Year	3.87%	2.98%
10-Year	5.48%	5.02%

B Shares	w/o CDSC	w/CDSC
1-Year	7.92%	3.92%
5-Year	3.09%	2.92%
10-Year	4.85%	4.85%

C Shares	NAV
1-Year	8.10%
5-Year	3.31%
10-Year	4.90%

I Shares	NAV
1-Year	8.96%
5-Year	4.08%
10-Year	5.69%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.06%	3.89%
30-Day Yield[2]	3.47%	—
SEC 30-Day Yield[2,3]	—	3.32%
Taxable-Equivalent Yield[3,4]	5.15%	4.93%

B Shares	NAV
Dividend Yield[2]	3.35%
30-Day Yield[2]	2.71%
Taxable-Equivalent Yield[4]	4.02%

C Shares	NAV
Dividend Yield[2]	3.55%
30-Day Yield[2]	2.94%
Taxable-Equivalent Yield[4]	4.36%

I Shares	NAV
Dividend Yield[2]	4.27%
SEC 30-Day Yield[2]	3.67%
Taxable-Equivalent Yield[4]	5.45%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.53%	4.89%
5-Year	3.77%	2.88%
10-Year	5.22%	4.77%

B Shares	w/o CDSC	w/CDSC
1-Year	8.68%	4.68%
5-Year	3.00%	2.82%
10-Year	4.59%	4.59%

C Shares	NAV
1-Year	8.97%
5-Year	3.21%
10-Year	4.65%

I Shares	NAV
1-Year	9.83%
5-Year	3.99%
10-Year	5.44%

Portfolio Statistics

Net Assets ($000)	$164,159
Average Effective Maturity on Securities (Years)	18.51
Average Duration	5.89

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.85%
Class B	1.60%
Class C	1.40%
Class I	0.65%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Nuveen Investments	15

Fund Spotlight as of 5/31/10 Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	23.9%
Tax Obligation/Limited	19.7%
Water and Sewer	14.0%
Tax Obligation/General	12.8%
Housing/Single Family	11.8%
Utilities	5.3%
Other	12.5%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,033.50	$1,029.90	$1,031.80	$1,035.50	$1,020.74	$1,017.00	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.26	$8.05	$7.04	$3.25	$4.23	$8.00	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Kentucky Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FKYTX	FKYBX	FKYCX	FKYRX
NAV	$10.85	$10.85	$10.85	$10.85
Latest Dividend[1]	$0.0365	$0.0300	$0.0315	$0.0385
Latest Capital Gain Distribution[2]	$0.0004	$0.0004	$0.0004	$0.0004
Inception Date	5/04/87	2/05/97	10/04/93	2/07/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.81%	4.20%
5-Year	3.66%	2.77%
10-Year	5.30%	4.85%

B Shares	w/o CDSC	w/CDSC
1-Year	7.91%	3.91%
5-Year	2.87%	2.69%
10-Year	4.68%	4.68%

C Shares	NAV
1-Year	8.20%
5-Year	3.08%
10-Year	4.72%

I Shares	NAV
1-Year	9.00%
5-Year	3.86%
10-Year	5.51%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.04%	3.87%
30-Day Yield[3]	3.25%	—
SEC 30-Day Yield[3,4]	—	3.11%
Taxable-Equivalent Yield[4,5]	4.80%	4.59%

B Shares	NAV
Dividend Yield[3]	3.32%
30-Day Yield[3]	2.50%
Taxable-Equivalent Yield[5]	3.69%

C Shares	NAV
Dividend Yield[3]	3.48%
30-Day Yield[3]	2.71%
Taxable-Equivalent Yield[5]	4.00%

I Shares	NAV
Dividend Yield[3]	4.26%
SEC 30-Day Yield[3]	3.46%
Taxable-Equivalent Yield[5]	5.11%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.65%	5.05%
5-Year	3.53%	2.64%
10-Year	5.09%	4.64%

B Shares	w/o CDSC	w/CDSC
1-Year	8.85%	4.85%
5-Year	2.75%	2.58%
10-Year	4.46%	4.46%

C Shares	NAV
1-Year	9.04%
5-Year	2.97%
10-Year	4.52%

I Shares	NAV
1-Year	9.84%
5-Year	3.75%
10-Year	5.30%

Portfolio Statistics

Net Assets ($000)	$444,708
Average Effective Maturity on Securities (Years)	15.99
Average Duration	5.32

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.82%
Class B	1.57%
Class C	1.37%
Class I	0.62%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Paid December 4, 2009. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Nuveen Investments	17

Fund Spotlight as of 5/31/10 Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	28.3%
Utilities	16.1%
Water and Sewer	15.2%
Health Care	14.1%
U.S. Guaranteed	6.1%
Education and Civic Organizations	5.5%
Transportation	5.3%
Other	9.4%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,038.80	$1,034.00	$1,034.90	$1,038.70	$1,020.89	$1,017.15	$1,018.20	$1,021.89
Expenses Incurred During Period	$4.12	$7.91	$6.85	$3.10	$4.08	$7.85	$6.79	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.35% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Michigan Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FMITX	FMIBX	FLMCX	NMMIX
NAV	$11.19	$11.21	$11.18	$11.18
Latest Dividend[1]	$0.0385	$0.0320	$0.0335	$0.0405
Inception Date	6/27/85	2/03/97	6/22/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	7.73%	3.25%
5-Year	3.51%	2.63%
10-Year	5.37%	4.92%

B Shares	w/o CDSC	w/CDSC
1-Year	6.86%	2.86%
5-Year	2.73%	2.56%
10-Year	4.73%	4.73%

C Shares	NAV
1-Year	7.05%
5-Year	2.93%
10-Year	4.79%

I Shares	NAV
1-Year	7.87%
5-Year	3.71%
10-Year	5.58%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.13%	3.96%
30-Day Yield[2]	3.47%	—
SEC 30-Day Yield[2,3]	—	3.32%
Taxable-Equivalent Yield[3,4]	5.04%	4.82%

B Shares	NAV
Dividend Yield[2]	3.43%
30-Day Yield[2]	2.72%
Taxable-Equivalent Yield[4]	3.95%

C Shares	NAV
Dividend Yield[2]	3.60%
30-Day Yield[2]	2.92%
Taxable-Equivalent Yield[4]	4.24%

I Shares	NAV
Dividend Yield[2]	4.35%
SEC 30-Day Yield[2]	3.67%
Taxable-Equivalent Yield[4]	5.33%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	8.73%	4.15%
5-Year	3.36%	2.49%
10-Year	5.10%	4.66%

B Shares	w/o CDSC	w/CDSC
1-Year	7.86%	3.86%
5-Year	2.58%	2.42%
10-Year	4.47%	4.47%

C Shares	NAV
1-Year	8.16%
5-Year	2.79%
10-Year	4.52%

I Shares	NAV
1-Year	8.98%
5-Year	3.57%
10-Year	5.31%

Portfolio Statistics

Net Assets ($000)	$211,408
Average Effective Maturity on Securities (Years)	15.61
Average Duration	5.10

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.86%
Class B	1.61%
Class C	1.41%
Class I	0.66%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

Nuveen Investments	19

Fund Spotlight as of 5/31/10 Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/General	37.6%
Tax Obligation/Limited	13.2%
Water and Sewer	11.9%
Health Care	11.3%
U.S. Guaranteed	10.9%
Utilities	5.6%
Other	9.5%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,032.00	$1,028.40	$1,029.30	$1,033.20	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.20	$7.99	$6.98	$3.19	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Missouri Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FMOTX	FMMBX	FMOCX	FMMRX
NAV	$10.82	$10.83	$10.80	$10.82
Latest Dividend[1]	$0.0390	$0.0325	$0.0345	$0.0410
Inception Date	8/03/87	2/06/97	2/02/94	2/19/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	11.49%	6.85%
5-Year	3.74%	2.86%
10-Year	5.36%	4.91%

B Shares	w/o CDSC	w/CDSC
1-Year	10.69%	6.69%
5-Year	2.96%	2.79%
10-Year	4.73%	4.73%

C Shares	NAV
1-Year	10.83%
5-Year	3.17%
10-Year	4.79%

I Shares	NAV
1-Year	11.74%
5-Year	3.95%
10-Year	5.57%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.33%	4.15%
30-Day Yield[2]	3.78%	—
SEC 30-Day Yield[2,3]	—	3.62%
Taxable-Equivalent Yield[3,4]	5.58%	5.35%

B Shares	NAV
Dividend Yield[2]	3.60%
30-Day Yield[2]	3.03%
Taxable-Equivalent Yield[4]	4.48%

C Shares	NAV
Dividend Yield[2]	3.83%
30-Day Yield[2]	3.24%
Taxable-Equivalent Yield[4]	4.79%

I Shares	NAV
Dividend Yield[2]	4.55%
SEC 30-Day Yield[2]	3.97%
Taxable-Equivalent Yield[4]	5.86%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	12.26%	7.55%
5-Year	3.64%	2.77%
10-Year	5.15%	4.70%

B Shares	w/o CDSC	w/CDSC
1-Year	11.34%	7.34%
5-Year	2.87%	2.70%
10-Year	4.53%	4.53%

C Shares	NAV
1-Year	11.61%
5-Year	3.08%
10-Year	4.58%

I Shares	NAV
1-Year	12.41%
5-Year	3.86%
10-Year	5.36%

Portfolio Statistics

Net Assets ($000)	$235,604
Average Effective Maturity on Securities (Years)	15.53
Average Duration	6.13

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.65%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Nuveen Investments	21

Fund Spotlight as of 5/31/10 Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	21.6%
Health Care	21.1%
Tax Obligation/General	13.8%
Long-Term Care	7.0%
Transportation	6.5%
Utilities	6.0%
U.S. Guaranteed	5.9%
Consumer Staples	5.1%
Other	13.0%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,043.20	$1,039.40	$1,039.60	$1,044.30	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.23	$8.03	$7.02	$3.21	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Ohio Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FOHTX	FOHBX	FOHCX	NXOHX
NAV	$11.18	$11.16	$11.15	$11.15
Latest Dividend[1]	$0.0380	$0.0310	$0.0330	$0.0400
Inception Date	6/27/85	2/03/97	8/03/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.18%	3.65%
5-Year	3.77%	2.89%
10-Year	5.30%	4.84%

B Shares	w/o CDSC	w/CDSC
1-Year	7.41%	3.41%
5-Year	2.99%	2.82%
10-Year	4.67%	4.67%

C Shares	NAV
1-Year	7.62%
5-Year	3.21%
10-Year	4.73%

I Shares	NAV
1-Year	8.33%
5-Year	3.97%
10-Year	5.50%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.08%	3.91%
30-Day Yield[2]	3.39%	—
SEC 30-Day Yield[2,3]	—	3.24%
Taxable-Equivalent Yield[3,4]	4.99%	4.77%

B Shares	NAV
Dividend Yield[2]	3.33%
30-Day Yield[2]	2.63%
Taxable-Equivalent Yield[4]	3.87%

C Shares	NAV
Dividend Yield[2]	3.55%
30-Day Yield[2]	2.84%
Taxable-Equivalent Yield[4]	4.18%

I Shares	NAV
Dividend Yield[2]	4.30%
SEC 30-Day Yield[2]	3.59%
Taxable-Equivalent Yield[4]	5.29%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.40%	4.85%
5-Year	3.62%	2.74%
10-Year	5.05%	4.60%

B Shares	w/o CDSC	w/CDSC
1-Year	8.53%	4.53%
5-Year	2.86%	2.69%
10-Year	4.42%	4.42%

C Shares	NAV
1-Year	8.74%
5-Year	3.06%
10-Year	4.47%

I Shares	NAV
1-Year	9.56%
5-Year	3.84%
10-Year	5.26%

Portfolio Statistics

Net Assets ($000)	$513,787
Average Effective Maturity on Securities (Years)	15.45
Average Duration	5.70

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.84%
Class B	1.58%
Class C	1.39%
Class I	0.64%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Nuveen Investments	23

Fund Spotlight as of 5/31/10 Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/General	22.2%
Tax Obligation/Limited	14.4%
U.S. Guaranteed	14.3%
Health Care	13.7%
Education and Civic Organizations	7.5%
Water and Sewer	6.5%
Utilities	6.3%
Consumer Staples	5.0%
Other	10.1%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,030.80	$1,027.10	$1,029.00	$1,032.00	$1,020.89	$1,017.10	$1,018.15	$1,021.84
Expenses Incurred During Period	$4.10	$7.93	$6.88	$3.14	$4.08	$7.90	$6.84	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.36% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Wisconsin Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FWIAX	FWIBX	FWICX	FWIRX
NAV	$10.39	$10.41	$10.41	$10.42
Latest Dividend[1]	$0.0320	$0.0260	$0.0275	$0.0340
Inception Date	6/01/94	2/25/97	2/25/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.42%	3.83%
5-Year	3.79%	2.91%
10-Year	5.45%	4.99%

B Shares	w/o CDSC	w/CDSC
1-Year	7.64%	3.64%
5-Year	2.99%	2.82%
10-Year	4.83%	4.83%

C Shares	NAV
1-Year	7.94%
5-Year	3.21%
10-Year	4.88%

I Shares	NAV
1-Year	8.73%
5-Year	3.97%
10-Year	5.65%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.70%	3.54%
30-Day Yield[2]	3.27%	—
SEC 30-Day Yield[2,3]	—	3.13%
Taxable-Equivalent Yield[3,4]	4.87%	4.66%

B Shares	NAV
Dividend Yield[2]	3.00%
30-Day Yield[2]	2.53%
Taxable-Equivalent Yield[4]	3.77%

C Shares	NAV
Dividend Yield[2]	3.17%
30-Day Yield[2]	2.74%
Taxable-Equivalent Yield[4]	4.08%

I Shares	NAV
Dividend Yield[2]	3.92%
SEC 30-Day Yield[2]	3.48%
Taxable-Equivalent Yield[4]	5.19%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.75%	5.13%
5-Year	3.67%	2.79%
10-Year	5.11%	4.66%

B Shares	w/o CDSC	w/CDSC
1-Year	8.85%	4.85%
5-Year	2.89%	2.72%
10-Year	4.48%	4.48%

C Shares	NAV
1-Year	9.05%
5-Year	3.07%
10-Year	4.53%

I Shares	NAV
1-Year	9.85%
5-Year	3.83%
10-Year	5.31%

Portfolio Statistics

Net Assets ($000)	$63,587
Average Effective Maturity on Securities (Years)	15.58
Average Duration	6.33

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.89%
Class B	1.63%
Class C	1.44%
Class I	0.69%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	25

Fund Spotlight as of 5/31/10 Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	59.7%
Utilities	8.0%
Housing/Multifamily	8.0%
Education and Civic Organizations	7.5%
Health Care	6.7%
U.S. Guaranteed	5.0%
Other	5.1%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,033.70	$1,030.10	$1,032.00	$1,034.80	$1,020.39	$1,016.65	$1,017.65	$1,021.39
Expenses Incurred During Period	$4.61	$8.40	$7.40	$3.60	$4.58	$8.35	$7.34	$3.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .91%, 1.66%, 1.46% and .71% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund, and Nuveen Wisconsin Municipal Bond Fund (each a series of the Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) at May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2010

Nuveen Investments	27

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 1.4%

$1,000	Kansas Development Finance Authority, Athletic Facility Revenue Bonds, University of Kansas Athletic Corporation Project, Series 2004K, 5.000%, 6/01/19	6/14 at 100.00	Aa3	$1,057,370

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,267,584
2,200	Total Education and Civic Organizations			2,324,954
	Energy – 1.0%

1,175	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,189,041

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	504,755
1,675	Total Energy			1,693,796
	Health Care – 23.4%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	N/R	1,028,035

1,825	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	8/10 at 100.00	N/R	1,824,927

4,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38	No Opt. Call	AA–	5,004,749

3,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	AA–	3,071,220

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,737,523

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
2,475	5.000%, 1/01/23	1/20 at 100.00	AA	2,582,192
1,500	5.000%, 1/01/40 (WI/DD, Settling 6/01/10)	No Opt. Call	AA	1,512,450

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2007L, 4.750%, 11/15/36 – NPFG Insured	11/17 at 100.00	A2	1,836,420

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,026,320

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	BBB–	1,304,416

6,000	Kansas Development Finance Authority, Lease Revenue Bonds, University of Kansas Hospital Authority, Series 2009O, 5.000%, 6/15/39	6/19 at 100.00	Aa2	6,157,980

2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	2,725,227

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A3	2,517,425
500	5.125%, 7/01/36	7/16 at 100.00	A3	486,995

1,075	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health Center, Series 2001, 5.000%, 8/15/15 – AGM Insured	8/11 at 100.00	AAA	1,098,070

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	2,617,590

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	7/10 at 100.00	A	100,100

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	729,713
38,195	Total Health Care			38,361,352

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.1%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:
$1,500	6.700%, 4/01/19 – RAAI Insured	10/10 at 101.00	N/R	$1,487,040
2,000	6.800%, 4/01/24 – RAAI Insured	10/10 at 101.00	N/R	1,953,600
3,500	Total Housing/Multifamily			3,440,640
	Housing/Single Family – 11.5%

85	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/10 at 105.00	Aaa	86,483

2,770	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	2,880,883

2,225	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	2,300,984

110	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	118,457

3,370	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A1, 5.500%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	3,498,026

3,195	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	3,302,320

2,575	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,686,678

3,895	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	4,110,510
18,225	Total Housing/Single Family			18,984,341
	Industrials – 1.2%

1,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	BBB–	896,055

1,000	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	8/10 at 100.00	AA	1,002,060
2,025	Total Industrials			1,898,115
	Long-Term Care – 1.9%

1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,537,153

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	8/10 at 100.00	N/R	1,668,940
3,980	Total Long-Term Care			3,206,093
	Materials – 2.2%

3,700	Ford County, Kansas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation/Cargill Inc. Project, Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)	6/10 at 100.00	A	3,701,369
	Tax Obligation/General – 12.5%

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AAA	2,983,275

Nuveen Investments	29

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	$2,120,680

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	A	71,143

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	Aa2	1,623,210

2,000	Finney County Unified School District 457, Garden City, Kansas, General Obligation Bonds, Series 2009A, 5.250%, 9/01/24 – AGC Insured	9/19 at 100.00	AAA	2,226,600

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 – FGIC Insured	4/12 at 100.00	A	1,181,653

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
1,000	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,085,420
330	5.375%, 7/01/28	7/11 at 100.00	A3	331,769

1,250	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Series 2000, 3.500%, 9/01/16	9/10 at 100.00	AA	1,254,188

1,500	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AAA	1,648,455

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AAA	577,240

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,363,327

2,725	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2010A, 5.000%, 8/01/25	8/20 at 100.00	AA	3,029,083
18,555	Total Tax Obligation/General			20,496,043
	Tax Obligation/Limited – 19.3%

3,000	Butler County Public Building Commission, Kansas, Improvement Revenue Bonds, Public Facilities Projects, Series 2000, 5.550%, 10/01/21 – NPFG Insured	10/10 at 100.00	A2	3,046,920

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	1,033,270

1,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/20	3/14 at 100.00	AAA	1,108,720

3,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	3,155,280

2,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	2,794,652

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – AGM Insured	10/12 at 100.00	AAA	538,850

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,242,680

3,900	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,227,600

460	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	10/11 at 100.00	Baa1	481,694

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA	1,228,412

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BBB–	4,681,050

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB		$1,614,112

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+		2,034,620

2,250	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		2,306,543

4,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R		2,132,120
32,670	Total Tax Obligation/Limited				31,626,523
	U.S. Guaranteed – 2.2% (4)

540	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 (Pre-refunded 10/01/11) – NPFG Insured	10/11 at 100.00	Baa1	(4)	572,260

1,795	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32 (Pre-refunded 1/01/11)	1/11 at 101.00	AAA		1,885,863

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	7/10 at 100.00	N/R	(4)	1,166,025
3,345	Total U.S. Guaranteed				3,624,148
	Utilities – 5.2%

1,000	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B, 5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AAA		1,047,800

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
3,000	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+		3,203,640
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+		3,196,950

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/11 at 100.00	A		1,029,780
8,000	Total Utilities				8,478,170
	Water and Sewer – 13.7%

2,300	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23	11/12 at 100.00	AAA		2,450,673

5,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund, State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA		5,272,700

8,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–		8,996,906

5,500	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa2		5,720,770
21,300	Total Water and Sewer				22,441,049
$157,370	Total Investments (cost $153,756,364) – 97.6%				160,276,593
	Other Assets Less Liabilities – 2.4%				3,882,193
	Net Assets – 100%				$164,158,786

Nuveen Investments	31

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2010

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.1%

$5,040	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,947,314
	Education and Civic Organizations – 5.4%

3,915	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	9/10 at 101.00	N/R	3,613,193

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	912,730

5,330	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	5,411,123

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,117,090

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,828,204
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	2,951,809
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	4,857,700

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	1,522,575

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	1,900,680
23,500	Total Education and Civic Organizations			24,115,104
	Energy – 0.2%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	1,009,510
	Health Care – 13.8%

3,000	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AAA	3,084,780

6,880	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A	2,277,211

3,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	3,107,070

7,005	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	Aa3	7,651,211

5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A, 5.500%, 5/01/39	5/19 at 100.00	AA–	5,236,650

9,500	Kentucky Economic Development Finance Authority, Hospital Revenue Refunding Bonds, Pikeville, United Methodist Hospital of Kentucky Inc. Project, Series 1997, 5.700%, 2/01/28 – CONNIE LEE Insured	8/10 at 100.00	N/R	9,502,564

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	10/10 at 100.00	BB–	3,315,935
1,500	5.875%, 10/01/22	10/10 at 100.00	BB–	1,343,280

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	6,124,230

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,042,184

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,786,662

Nuveen Investments	33

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	BBB+	$950,220
66,115	Total Health Care			61,421,997
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	AAA	1,220,393
	Housing/Single Family – 3.1%

4,505	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999A, 5.200%, 1/01/31	10/10 at 100.50	AAA	4,521,984

1,965	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	1,993,257

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	681,001

140	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E, 5.450%, 7/01/38	1/18 at 100.00	AAA	145,726

1,105	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009A, 5.750%, 7/01/39	1/19 at 100.00	AAA	1,172,549

5,000	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	5,168,050
13,390	Total Housing/Single Family			13,682,567
	Long-Term Care – 0.5%

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AAA	2,139,640
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/10 at 100.00	BBB	2,766,871
	Tax Obligation/General – 3.4%

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:
1,230	5.000%, 6/01/24	6/12 at 100.00	Aa2	1,294,440
1,700	5.000%, 6/01/25	6/12 at 100.00	Aa2	1,789,063

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,097,391
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,629,926
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,225,018

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AA+	1,352,740
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AA+	1,128,820

1,175	Louisville, Kentucky, General Obligation Bonds, Series 2001A, 5.000%, 11/01/21	11/11 at 101.00	AA+	1,250,224

3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 – FGIC Insured	10/12 at 100.00	AA+	3,189,540
14,180	Total Tax Obligation/General			14,957,162
	Tax Obligation/Limited – 27.7%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa2	1,389,473

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 – AGM Insured	5/14 at 100.00	Aa2	1,561,747
2,580	5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	Aa2	2,729,743

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22	9/12 at 101.00	Aa2	$1,570,773

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20	6/14 at 100.00	Aa2	1,302,606
1,255	5.000%, 6/01/22	6/14 at 100.00	Aa2	1,327,815

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 – NPFG Insured	6/14 at 100.00	Aa2	2,335,193
3,510	5.000%, 6/01/18 – NPFG Insured	6/14 at 100.00	Aa2	3,846,644
3,690	5.000%, 6/01/19 – NPFG Insured	6/14 at 100.00	Aa2	4,019,148

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
425	5.850%, 6/01/20	6/10 at 102.00	AA	434,095
895	6.000%, 6/01/30	6/10 at 102.00	AA	913,580

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	2,088,540

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,525	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA	1,671,309
3,405	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AAA	3,757,281
4,335	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AAA	4,740,756
3,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AAA	4,330,573

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AAA	29,160
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AAA	39,349
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AAA	1,944,083
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AAA	1,958,250

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.338%, 12/01/28 – AGC Insured (IF)	6/18 at 100.00	AAA	6,918,900

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – NPFG Insured	No Opt. Call	A	2,672,308

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	Aa3	1,081,660

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa2	2,280,840

5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AAA	5,698,450

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AAA	2,723,200
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AAA	2,721,275

3,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 96, Series 2009A, 5.000%, 11/01/29	11/19 at 100.00	Aa2	3,199,560

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
5,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	5,857,976
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,376,850

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	26,784

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,024,168

4,000	Kentucky Turnpike Authority, Economic Development Road Revenue Refunding Bonds, Revitalization Project, Series 2001B, 5.150%, 7/01/19 – AGM Insured	7/11 at 100.00	AAA	4,174,000

Nuveen Investments	35

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,060	Laurel County, Kentucky, School District Finance Corporation, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa2		$2,177,070

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 – AGM Insured	6/14 at 100.00	Aa2		1,550,249
1,585	5.000%, 6/01/20 – AGM Insured	6/14 at 100.00	Aa2		1,696,267

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AAA		1,888,400

5,100	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001A, 5.125%, 4/01/21	4/11 at 101.00	Aa2		5,354,643

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – NPFG Insured	5/14 at 100.00	Aa2		1,354,574
1,635	5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa2		1,783,687
1,715	5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2		1,853,349

1,360	Owen County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21	4/11 at 101.00	Aa2		1,416,331

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	A		603,415

2,520	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 1998A, 5.500%, 7/01/14 – AMBAC Insured	No Opt. Call	A3		2,768,044

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,675,888

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		5,657,400

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa2		1,447,475

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 – AGM Insured	7/14 at 100.00	Aa2		2,313,391

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AAA		1,066,813
146,030	Total Tax Obligation/Limited				123,353,085
	Transportation – 5.1%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	10/10 at 100.00	A		5,002,950
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A		2,189,556

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A		5,056,406

2,980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A		3,160,975

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AAA		1,024,130

6,780	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	9/10 at 100.00	Baa3		6,484,256
23,045	Total Transportation				22,918,273
	U.S. Guaranteed – 5.9% (4)

1,875	Bell County Public Properties Corporation, Kentucky, First Mortgage Revenue Bonds, Judicial Center Project, Series 2000, 5.850%, 9/01/28 (Pre-refunded 3/01/11) – AMBAC Insured	3/11 at 102.00	A	(4)	1,991,138

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,500	Kentucky Economic Development Finance Authority, College Revenue Refunding and Improvement Bonds, Centre College Project, Series 2002, 5.000%, 4/01/32 (Pre-refunded 10/01/12) – AGM Insured	10/12 at 100.00	AAA		$1,645,290

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	1,060,040

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005:
2,795	5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AAA		3,256,930
5,085	5.000%, 8/01/25 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AAA		5,925,398

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	5,637,100

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		447,126

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		311,557
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		3,503,423

2,600	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded 7/01/10) – NPFG Insured	7/10 at 100.00	A	(4)	2,611,102
23,265	Total U.S. Guaranteed				26,389,104
	Utilities – 15.8%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	Aa3		1,184,588

3,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40 (WI/DD, Settling 6/09/10)	6/20 at 100.00	Baa3		3,022,530

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A		4,038,480
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A		4,654,970
1,535	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	AA+		1,596,830

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,100	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	A2		7,012,812
6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	A2		6,244,555
5,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A2		4,938,862
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A2		6,073,046
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A2		9,621,884

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3		3,316,482
45	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3		47,839
8,575	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3		9,013,783

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		3,219,872

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A		4,077,900

1,895	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/17 – NPFG Insured	7/15 at 100.00	A		2,029,753
75,255	Total Utilities				70,094,186
	Water and Sewer – 14.9%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
100	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA		110,865
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA		4,128,884

Nuveen Investments	37

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/11 at 102.00	AA–	$1,029,350

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,774,253
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,349,480

9,660	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1998A, 5.000%, 5/15/30 – FGIC Insured	8/10 at 100.00	AA–	9,665,698

16,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – NPFG Insured	11/11 at 101.00	AA–	16,833,439

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
7,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA–	7,722,718
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA–	771,675

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,249,080

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	Aa3	7,319,431

2,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	2,944,842

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	5,198,850
63,190	Total Water and Sewer			66,098,565
$460,020	Total Investments (cost $417,173,621) – 97.8%			435,113,771
	Other Assets Less Liabilities – 2.2%			9,594,004
	Net Assets – 100%			$444,707,775

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.4%

$2,450	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	$2,194,980

765	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	750,932
3,215	Total Consumer Staples			2,945,912
	Education and Civic Organizations – 1.9%

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,043,730

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	Aa3	1,254,157
1,740	5.000%, 10/01/29 – NPFG Insured	10/13 at 100.00	Aa3	1,770,398
3,970	Total Education and Civic Organizations			4,068,285
	Health Care – 11.2%

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,328,644

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Michigan Community Hospital, Series 1996, 6.250%, 10/01/27	10/10 at 100.00	BBB–	1,000,010

3,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,359,246

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AAA	1,055,120

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A	1,000,280

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,000	5.000%, 5/15/12	No Opt. Call	Baa3	1,030,040
1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,274,868
50	5.000%, 5/15/34	5/15 at 100.00	Baa3	42,895

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	1,869,300

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
105	6.250%, 8/15/13	8/10 at 100.00	BB–	105,022
3,885	6.500%, 8/15/18	8/10 at 100.00	BB–	3,872,296

1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,552,245

1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,197,340

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:
1,060	5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	1,042,563
2,010	5.250%, 11/15/35 – NPFG Insured	11/11 at 100.00	A1	1,952,253
23,660	Total Health Care			23,682,122
	Housing/Multifamily – 2.8%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	1,226,076

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,273,114

3,315	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	2,516,383
6,690	Total Housing/Multifamily			6,015,573

Nuveen Investments	39

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 1.0%

$2,000	Michigan Strategic Fund, Solid Waste Disposal Limited Obligation Revenue Bonds, Waste Management Inc., Series 2004, 4.500%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB	$2,080,900
	Materials – 0.8%

1,750	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	1,754,778
	Tax Obligation/General – 37.2%

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	710,602

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	843,016

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AAA	1,568,484

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,101,325

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,055,390
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,189,959
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,046,090

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.821%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,032,224

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	1,923,760

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
500	5.500%, 2/01/17 – FGIC Insured	8/10 at 100.00	A	500,655
11,000	5.250%, 2/01/27 – FGIC Insured	8/10 at 100.00	A	11,005,058

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AAA	1,293,580

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	486,216

5,850	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29	5/11 at 100.00	Aa2	5,881,531

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	51,451

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,756,790

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	Aa2	2,091,840

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	AAA	1,056,300

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AAA	1,278,496

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – NPFG Insured	5/13 at 100.00	AA	1,414,777

840	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AAA	858,203

3,250	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21	5/13 at 100.00	Aa2	3,455,498

350	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	387,961

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	$145,237

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AAA	530,590
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	AAA	1,244,712

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,435,829

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	771,260
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	741,183

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,198,760

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 10.827%, 5/01/36 – AGM Insured (IF)	5/17 at 100.00	AAA	1,071,281

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AAA	155,892

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	510,915

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,495,242

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,441,305

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	AAA	1,571,234

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AAA	1,386,383

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	AAA	1,570,860

1,000	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A	1,062,670

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	AAA	1,272,751

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AAA	2,081,873

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	2,522,020

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	5,992,753

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3	3,373,577
76,438	Total Tax Obligation/General			78,565,533
	Tax Obligation/Limited – 13.1%

330	Detroit, Michigan, Building Authority Revenue Bonds, District Court Madison Center, Series 1996A, 6.150%, 2/01/11	8/10 at 100.00	A	331,076

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	A	2,918,096
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	A	2,258,920

Nuveen Investments	41

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$2,765	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R		$2,873,803

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R		1,074,553

4,770	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	Aa3		4,839,641

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3		4,461,863

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – FGIC Insured	10/16 at 58.27	AAA		1,204,680
1,500	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AAA		565,740
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		3,979,087

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		2,086,360

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		1,021,650
32,235	Total Tax Obligation/Limited				27,615,469
	Transportation – 1.3%

25	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA		25,994

2,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+		1,184,700

1,535	Wayne County Airport Authority, Michigan, Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2007, 5.000%, 12/01/12 – FGIC Insured	No Opt. Call	A		1,628,236
3,560	Total Transportation				2,838,930
	U.S. Guaranteed – 10.7% (4)

1,000	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.50	AAA		1,103,500

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AAA		270,853

3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001A, 5.125%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	Aa3	(4)	3,154,740

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	2,795,054

3,750	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	3,996,975

6,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	3,454,500

75	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)	No Opt. Call	A3	(4)	78,535

230	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	243,772

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,361,830

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA		1,159,180

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM) – NPFG Insured	No Opt. Call	A		3,091,520
24,810	Total U.S. Guaranteed				22,710,459

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 5.6%

$2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40 (WI/DD, Settling 6/09/10)	6/20 at 100.00	Baa3	$2,015,020

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AAA	1,042,370

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	Aa2	184,146
2,130	5.000%, 7/01/32	7/18 at 100.00	Aa2	2,217,607

1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 – AMBAC Insured	1/12 at 100.00	A2	1,014,270

770	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	A3	815,946

3,300	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2	3,308,019

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2	1,174,990
11,375	Total Utilities			11,772,368
	Water and Sewer – 11.8%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	Aa3	2,515,484

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	Aa3	2,872,673

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	4,137,760

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	153,920
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,636,430

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AAA	2,100,640

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2	1,690,211

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	2,304,516

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	4,329,848

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,113,370
25,350	Total Water and Sewer			24,854,852
$215,053	Total Investments (cost $199,223,894) – 98.8%			208,905,181
	Other Assets Less Liabilities – 1.2%			2,502,816
	Net Assets – 100%			$211,407,997

Nuveen Investments	43

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2010

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.1%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/10 at 100.00	AA–	$3,000,240

8,555	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	8,964,100
11,555	Total Consumer Staples			11,964,340
	Education and Civic Organizations – 3.5%

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	6/10 at 100.00	A1	901,035

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,186,010

1,360	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – NPFG Insured	4/11 at 100.00	A3	1,378,278

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A	2,786,892

2,060	Southeast Missouri State University, System Facilities Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 4/01/26 – NPFG Insured	4/11 at 100.00	Baa1	2,066,592
7,910	Total Education and Civic Organizations			8,318,807
	Energy – 0.6%

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	504,755

1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Baa3	1,016,310
1,500	Total Energy			1,521,065
	Health Care – 21.2%

2,150	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	A+	2,226,368

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	N/R	1,372,782
2,500	5.000%, 6/01/36	6/17 at 100.00	N/R	2,211,750

5,520	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	N/R	5,019,502

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	950,300
3,995	5.000%, 12/01/37	12/17 at 100.00	N/R	2,885,748

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,224,163

1,000	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal – Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – AGM Insured	6/11 at 101.00	AAA	1,019,050

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A, 5.000%, 11/15/30 (WI/DD, Settling 6/03/10)	11/20 at 100.00	A+	2,004,800

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	1,021,590

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,040,490

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Capital Region Medical Center, Series 1998, 5.250%, 11/01/23	11/10 at 100.00	A3	490,870

Nuveen Investments	45

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
$1,110	5.250%, 2/15/18	8/10 at 100.00	BBB+	$1,110,222
1,300	5.250%, 2/15/28	8/10 at 100.00	BBB+	1,220,011

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,761,578

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,650	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	1,228,722
2,955	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	1,739,431
3,915	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	2,172,394

3,665	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/34	6/20 at 100.00	AA–	3,734,378

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,260,523

1,000	New Liberty Hospital District, Missouri, Revenue Bonds, Series 2001, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 100.00	A+	1,007,960

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,026,260

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken – Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,215,060
675	5.000%, 11/15/27	11/16 at 100.00	N/R	572,690
1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	1,023,776

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	11/10 at 100.00	BB	2,402,582
56,315	Total Health Care			49,943,000
	Housing/Multifamily – 2.7%

1,255	Clay County Industrial Development Authority, Missouri, GNMA Multifamily Housing Revenue Bonds, Oak Creek Apartments, Series 2002, 6.125%, 7/20/25 (Alternative Minimum Tax)	7/13 at 105.00	AAA	1,349,288

1,900	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,864,983

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
198	6.200%, 5/20/19	5/12 at 105.00	Aaa	215,232
975	6.300%, 5/20/37	5/12 at 105.00	Aaa	1,011,338

2,080	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	10/10 at 100.00	N/R	1,877,512
6,408	Total Housing/Multifamily			6,318,353
	Housing/Single Family – 2.3%

	Missouri Housing Development Commission, GNMA Single Family Remarketed Mortgage Revenue Bonds, Homeownership Loan Program, Series 1995B:
195	6.375%, 9/01/20 (Alternative Minimum Tax)	9/10 at 100.00	AAA	195,291
150	6.450%, 9/01/27 (Alternative Minimum Tax)	9/10 at 100.00	AAA	150,188

155	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)	9/10 at 100.00	AAA	158,137

115	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)	9/10 at 100.00	AAA	120,115

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$1,310	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA	$1,369,513

1,250	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	1,250,588

2,060	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	No Opt. Call	AAA	2,087,934
5,235	Total Housing/Single Family			5,331,766
	Long-Term Care – 7.1%

2,250	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,196,405

1,500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,170,885

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/10 at 100.00	N/R	3,536,978

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	N/R	1,382,235
2,525	5.125%, 8/15/32	8/17 at 100.00	N/R	2,221,823

1,285	Missouri Development Finance Board, Healthcare Facilities Revenue Bonds, Lutheran Home for the Aged, Series 2001A, 5.600%, 11/01/21	11/11 at 100.00	Aa2	1,301,769

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	N/R	1,723,660

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	9/10 at 102.00	AA+	1,212,048

2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	N/R	1,883,420
18,510	Total Long-Term Care			16,629,223
	Materials – 0.4%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BBB–	925,510
	Tax Obligation/General – 13.9%

2,000	Cass County Reorganized School District R-II, Raymore and Peculiar, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – AGM Insured	3/12 at 100.00	AAA	2,136,280

540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	574,474

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – AGM Insured	3/12 at 100.00	AAA	1,343,027

1,000	Greene County Reorganized School District R8, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – AGM Insured	3/12 at 100.00	AAA	1,068,140

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,445,395

1,450	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/21 – NPFG Insured	3/14 at 100.00	Aa1	1,576,005

2,000	Kansas City, Missouri, General Obligation Bonds, Series 2004F, 5.000%, 2/01/24	2/14 at 100.00	AA	2,173,800

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AAA	2,132,240

Nuveen Investments	47

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
$1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AAA	$1,158,329
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AAA	673,125

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AAA	1,376,950

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,357,850

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,812,615

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
2,875	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	3,137,056
3,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	3,239,430
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,307,613

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,592,103

1,450	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 – AGM Insured	3/14 at 100.00	AAA	1,613,459
30,190	Total Tax Obligation/General			32,717,891
	Tax Obligation/Limited – 21.6%

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,399,521

1,875	Christian County Public Building Corporation, Missouri, Leasehold Revenue Bonds, Justice Center Project, Series 2000, 5.450%, 6/01/15 – RAAI Insured	6/10 at 100.00	N/R	1,875,731

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	365,249

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	A	1,065,129

1,030	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	N/R	998,812

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,363,721

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – SYNCORA GTY Insured	12/13 at 100.00	A+	3,085,620

2,525	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,184,226

500	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	494,940

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	2,009,220

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	8/10 at 100.00	A	3,885,311

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	4,562,660

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A	2,335,981

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/10 at 101.00	A	456,156

1,705	O’Fallon, Missouri, Certificates of Participation, Series 2002, 5.250%, 2/01/15 – NPFG Insured	2/12 at 100.00	Aa3	1,823,804

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$2,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R		$2,094,150

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R		1,020,660

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	A3		3,254,130

1,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+		1,962,188

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A		1,202,093

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aa3		1,975,420

2,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	6/10 at 100.00	N/R		2,953,481

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2		2,601,950

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R		601,498
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R		1,436,048

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R		1,615,554

3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	N/R		2,338,964
52,880	Total Tax Obligation/Limited				50,962,217
	Transportation – 6.5%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 101.00	A		2,007,480

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	9/10 at 101.00	N/R		997,830
2,400	7.050%, 9/01/24	9/10 at 101.00	N/R		2,282,496

3,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert – St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A		3,249,030

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert – St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AAA		2,113,500

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
3,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AAA		3,656,000
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AAA		1,045,600
14,850	Total Transportation				15,351,936
	U.S. Guaranteed – 6.0% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM) (5)	No Opt. Call	Aaa		4,127,850

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AAA		959,462

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	2,786,800

275	Jefferson City School District, Missouri, General Obligation Bonds, Series 1991A, 6.700%, 3/01/11 (ETM)	No Opt. Call	Aa1	(4)	286,778

Nuveen Investments	49

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	N/R	(4)	$1,668,135

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A	(4)	790,060
1,785	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	A	(4)	1,141,222
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A	(4)	1,446,192

800	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Anthony’s Medical Center, Series 2000, 6.250%, 12/01/30 (Pre-refunded 12/01/10)	12/10 at 101.00	N/R	(4)	831,112
15,770	Total U.S. Guaranteed				14,037,611
	Utilities – 6.0%

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 – AMBAC Insured	10/12 at 100.00	AA–		2,794,281

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38 (Mandatory put 7/01/13)	No Opt. Call	BBB		3,165,360

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 – SYNCORA GTY Insured	4/13 at 100.00	N/R		1,189,969

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		2,164,620

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		1,579,438

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	A		3,228,253
13,495	Total Utilities				14,121,921
	Water and Sewer – 3.5%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		1,045,250

1,825	Kansas City, Missouri, Sewerage System Revenue Bonds, Series 2002D-1, 5.375%, 1/01/22	1/12 at 100.00	AA		1,921,871

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A		1,625,296

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+		2,726,584

1,000	St. Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2002A, 5.250%, 12/01/28 – NPFG Insured	12/11 at 100.00	Baa1		1,004,156
8,390	Total Water and Sewer				8,323,157
$244,008	Total Investments (cost $229,918,982) – 100.4%				236,466,797
	Floating Rate Obligations – (0.9)%				(2,225,000)
	Other Assets Less Liabilities – 0.5%				1,362,145
	Net Assets – 100%				$235,603,942

50	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$8,615	5.875%, 6/01/30	6/17 at 100.00	BBB	$6,978,408
5,000	5.750%, 6/01/34	6/17 at 100.00	BBB	3,824,850
12,805	5.875%, 6/01/47	6/17 at 100.00	BBB	9,215,116

5,435	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	5,335,050
31,855	Total Consumer Staples			25,353,424
	Education and Civic Organizations – 7.4%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A+	4,244,193

2,000	Laredo Community College District, Wells County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AAA	2,055,420

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,498,612
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	3,031,395
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,168,881

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,610,784

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,879,745

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,098,334

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,000	5.000%, 12/01/24	12/15 at 100.00	Baa2	958,170
1,000	5.000%, 12/01/29	12/15 at 100.00	Baa2	925,980

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,358,882
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,088,366

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/11 at 100.00	Baa2	1,204,284
2,075	5.000%, 12/01/26	12/11 at 100.00	Baa2	1,956,933

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,911,107

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 – NPFG Insured	6/14 at 100.00	Aa3	2,025,196
1,900	5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	1,980,579

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A+	1,751,732

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	A+	1,372,130
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	A+	1,037,743

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A+	1,077,337
36,780	Total Education and Civic Organizations			38,235,803
	Health Care – 13.6%

7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	11/10 at 100.00	Baa1	7,097,915

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$150	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	$143,211

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	Aa3	1,096,535

1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 – NPFG Insured	8/10 at 100.00	A	1,001,120

3,900	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	4,170,231

2,500	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.625%, 8/15/32	8/12 at 101.00	A–	2,436,375

130	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series 1996, 5.800%, 6/01/16	8/10 at 100.00	AA	130,273

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
2,250	5.000%, 11/01/34	11/19 at 100.00	Aa2	2,290,545
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,092,100

3,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,032,760

2,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	2,024,160

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	1,009,370

6,350	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 – AMBAC Insured	11/10 at 100.50	N/R	6,392,863

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–	2,013,480

4,000	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – AGM Insured	8/10 at 100.00	AAA	4,031,840

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,115,940

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,320,167

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,118,540
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,187,055

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AAA	2,485,853

1,150	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,230,719

5,625	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 19.487%, 1/01/39 (IF)	1/19 at 100.00	Aa2	6,738,525

665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/10 at 101.00	A–	676,345

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	80,572
2,700	5.250%, 11/15/36	11/16 at 100.00	A–	2,617,380

Nuveen Investments	53

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,075	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	$1,104,821

1,200	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series 2001, 5.250%, 10/01/31 – RAAI Insured	10/11 at 101.00	N/R	1,278,540
66,840	Total Health Care			69,917,235
	Housing/Multifamily – 3.2%

995	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/10 at 101.00	N/R	845,790

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/11 at 102.00	Aaa	3,103,829

2,620	Henry County, Ohio, GNMA Collateralized Healthcare Facility Revenue Bonds, Alpine Village Project, Series 1999, 6.375%, 2/20/41	8/10 at 101.00	Aaa	2,665,247

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aaa	1,871,893

2,420	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	8/10 at 101.00	Aa2	2,441,538

2,370	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AAA	2,335,066

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	3,040,650
16,255	Total Housing/Multifamily			16,304,013
	Housing/Single Family – 0.5%

690	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1998A-1, 5.300%, 9/01/19 – AGM Insured (Alternative Minimum Tax)	9/10 at 100.00	Aaa	702,358

2,020	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	2,025,393
2,710	Total Housing/Single Family			2,727,751
	Industrials – 2.1%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	N/R	489,535

325	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	N/R	293,407

1,735	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/10 at 100.00	N/R	1,658,643

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	No Opt. Call	N/R	68,429

530	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	5/12 at 102.00	N/R	526,009

2,000	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	2,040,280

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA–	1,614,323
1,645	5.000%, 12/01/24	12/19 at 100.00	AA–	1,791,964

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
$355	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	$369,914
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	693,745

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,066,543
10,315	Total Industrials			10,612,792
	Long-Term Care – 1.2%

3,120	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Heinzerling Foundation, Series 1995, 6.200%, 11/01/20	11/10 at 100.00	Aa1	3,125,647

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	1,880,400

995	Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage Revenue Refunding Bonds, Lutheran Orphans and Old Folks Home Society, Series 1994, 6.875%, 8/01/23	8/10 at 100.00	Aa2	997,269
6,115	Total Long-Term Care			6,003,316
	Materials – 0.6%

1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22	3/14 at 101.00	A	1,016,940

2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,125,160
3,000	Total Materials			3,142,100
	Tax Obligation/General – 22.0%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:
6,000	7.000%, 12/01/15 – NPFG Insured	No Opt. Call	A	6,856,200
9,500	5.250%, 12/01/21 – NPFG Insured	6/10 at 100.00	A	9,531,253

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	557,910

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	26,805

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,050,300

1,670	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	A	1,898,256

1,000	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center Acquisition, Series 2001, 5.375%, 11/01/17 – AMBAC Insured	11/11 at 101.00	Aa3	1,074,020

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A	2,709,686

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,553,601

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,070,070

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2009B, 5.000%, 12/01/29	12/19 at 100.00	Aa2	1,071,900

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,890,471

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,569,265

820	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	855,211

Nuveen Investments	55

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – NPFG Insured	6/14 at 100.00	Aa2	$1,381,427

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	Aa2	1,316,344

	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995:
1,000	0.000%, 12/01/10 – FGIC Insured	No Opt. Call	A	994,920
1,000	0.000%, 12/01/11 – FGIC Insured	No Opt. Call	A	980,500

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – NPFG Insured	12/15 at 100.00	Aa2	1,046,980

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,139,037

3,160	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	3,449,867

115	Geauga County, Ohio, Limited Tax General Obligation, Sewer District Improvement Bonds, Bainbridge Water Project, Series 1995, 6.850%, 12/01/10	6/10 at 100.00	Aa1	115,623

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	4,115,905

1,000	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 12/01/29	12/19 at 100.00	Aa1	1,058,960

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,574,425

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	No Opt. Call	Aa2	1,812,895
1,100	5.125%, 12/01/36	No Opt. Call	Aa2	1,147,146

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – NPFG Insured	6/13 at 100.00	Aa2	1,361,529

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	Aa2	1,517,250

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AAA	1,731,600

520	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	6/10 at 100.00	Aa2	522,730

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,086,790
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,585,879

555	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	674,952

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,811,940

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,012,230

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40 (WI/DD, Settling 6/10/10)	10/18 at 100.00	Aa2	2,471,939

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AAA	1,970,567

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,065,310

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	$1,042,480

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,489,563

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	562,627

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AAA	4,049,410
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AAA	1,074,810

1,000	Ohio, Common Schools Capital Facilities, General Obligation Bonds, Series 2001B, 5.000%, 9/15/21	9/11 at 100.00	AA+	1,047,180

1,000	Ohio, Full Faith and Credit General Obligation Infrastructure Improvement Bonds, Series 1994, 6.000%, 8/01/10	No Opt. Call	AA+	1,010,000

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	775,413

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,327,778

1,845	Ohio, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,077,212

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A	1,026,740

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	No Opt. Call	Aa2	1,557,285

500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured	No Opt. Call	Aa2	491,720

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AAA	3,540,254

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	8/10 at 100.00	Aaa	30,134

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	2,799,877

1,300	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AAA	1,364,415

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aa2	3,939,671

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	1,051,920

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AAA	517,710

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 – NPFG Insured	12/13 at 100.00	Aaa	1,519,627
1,515	5.250%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aaa	1,686,619

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AAA	2,155,740
105,245	Total Tax Obligation/General			112,799,878
	Tax Obligation/Limited – 14.3%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,810,969

Nuveen Investments	57

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$950	5.000%, 12/01/25	12/16 at 102.00	N/R	$860,396
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	973,171
650	5.000%, 12/01/35	12/16 at 102.00	N/R	512,467

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,158,119

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	N/R	1,876,548

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AAA	1,472,478
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AAA	1,706,276

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	1,412,154

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,716,660

5,615	Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Convention Facilities Authority, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	6,035,058

	Franklin County, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Convention Facilities Authority, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,416,676
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,171,140

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – NPFG Insured	12/12 at 100.00	A1	1,244,921

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,414,287
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,639,645

10,050	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	10,319,338

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	1,301,652

2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31	9/19 at 100.00	Aa2	2,741,797

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,043,935

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	A1	1,534,822

385	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – AGM Insured	10/10 at 100.00	AAA	386,810

1,050	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.000%, 4/01/22 – AGM Insured	4/12 at 100.00	AAA	1,103,036

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AAA	2,030,112

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AAA	3,337,584

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B–II, 5.000%, 6/01/16	6/13 at 100.00	AA	1,639,045

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA	1,114,890

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AAA	1,106,060

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		$2,745,092

24,150	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		5,204,808

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2		2,312,100
116,950	Total Tax Obligation/Limited				73,342,046
	Transportation – 2.5%

1,025	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		1,000,923

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA		11,628,498
11,025	Total Transportation				12,629,421
	U.S. Guaranteed – 14.2% (4)

700	Buckeye Local School District, Medina County, Ohio, General Obligation Bonds, Series 2000, 5.500%, 12/01/25 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa3	(4)	718,641

	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B:
3,420	5.000%, 12/01/26 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	3,924,211
3,590	5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	4,119,274

1,255	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2001, 5.375%, 12/01/17 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA	(4)	1,346,389

4,045	Columbus, Ohio, General Obligation Bonds, Series 2000, 5.250%, 11/15/17 (Pre-refunded 11/15/10)	11/10 at 101.00	Aaa		4,176,867

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(4)	1,428,883

1,200	Heath City School District, Licking County, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2000A, 5.500%, 12/01/27 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa3	(4)	1,231,644

3,385	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 100.00	Aaa		3,546,160

565	Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	Aa3	(4)	585,628

520	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	7/10 at 100.00	A1	(4)	540,998

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/11 at 100.00	Aa2	(4)	5,954,061

2,390	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	2,528,811

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	3,334,200

	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1985B:
6,460	0.000%, 1/15/15 (Pre-refunded 1/15/11) – FGIC Insured	1/11 at 67.04	AAA		4,318,252
5,700	0.000%, 1/15/15 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 70.48	AAA		3,993,534

4,610	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		5,189,938

1,150	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA		1,329,297

Nuveen Investments	59

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$2,855	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		$3,317,424

8,140	Ohio, General Obligation Higher Education Capital Facilities Bonds, Series 2001A, 5.000%, 2/01/20 (Pre-refunded 2/01/11)	2/11 at 100.00	AA+	(4)	8,397,875

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	460,332
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	3,515,786

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	1,756,969

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AAA		1,193,188

1,335	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 101.00	A–	(4)	1,384,328

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A1	(4)	1,352,689

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2001A:
1,500	5.750%, 6/01/18 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	1,595,310
1,520	5.750%, 6/01/19 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	1,616,581
71,865	Total U.S. Guaranteed				72,857,270
	Utilities – 6.2%

5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		5,166,050

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A		1,417,373

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A		1,236,761
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A		2,042,100
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A		1,538,250

5,000	Ohio Air Quality Development Authority, Revenue Bonds, JMG Funding Limited Partnership Project, Series 1997, 5.625%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/10 at 100.00	N/R		4,354,750

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1		1,052,970
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1		5,719,121
1,465	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1		1,525,578
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1		3,419,913

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3		4,500,764
41,445	Total Utilities				31,973,630
	Water and Sewer – 6.4%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3		1,431,631

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3		1,983,497

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA		4,639,382

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1		882,897

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$10,325	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	$12,029,653

2,030	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R	1,957,225

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	N/R	1,274,679

4,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	4,363,759

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 – AGM Insured	6/18 at 100.00	AAA	576,036

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	118,818

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa2	1,550,291
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa2	1,615,140

645	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	711,293
30,705	Total Water and Sewer			33,134,301
$551,105	Total Investments (cost $489,668,745) – 99.1%			509,032,980
	Other Assets Less Liabilities – 0.9%			4,754,376
	Net Assets – 100%			$513,787,356

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	61

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.3%

$500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	$514,805

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/22	10/19 at 100.00	AAA	1,144,310
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,135,670
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,074,430

370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	8/10 at 100.50	BBB–	351,367

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	200,902

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	236,738
4,320	Total Education and Civic Organizations			4,658,222
	Health Care – 6.6%

1,485	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,512,710

80	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	8/10 at 100.00	AA+	80,262

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – NPFG Insured	7/10 at 100.00	A	500,500

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	1,046,780

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	1,029,150
4,065	Total Health Care			4,169,402
	Housing/Multifamily – 7.8%

675	Kenosha Housing Authority, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Villa Ciera Inc., Series 2000A, 5.900%, 11/20/30	11/10 at 100.00	N/R	675,358

570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	576,652

1,000	Madison Community Development Authority, Wisconsin, GNMA Multifamily Housing Revenue Refunding Bonds, Greentree Glen Apartments, Series 1999A, 5.500%, 9/20/29 (Alternative Minimum Tax)	9/10 at 100.00	AAA	1,000,510

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	AA–	1,010,640

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	11/10 at 100.00	AAA	500,285

300	Walworth County Housing Authority, Wisconsin, FHA-Insured Housing Revenue Bonds, Kiwanis Heritage Inc. Senior Apartments, Series 1997, 5.550%, 9/01/22	9/10 at 100.00	N/R	300,231

965	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	931,804
5,010	Total Housing/Multifamily			4,995,480

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 4.0%

$30	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/10 at 100.00	N/R	$30,046

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,250	4.900%, 11/01/35	5/15 at 100.00	AA	1,252,663
1,300	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,272,206
2,580	Total Housing/Single Family			2,554,915
	Industrials – 0.8%

530	Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park Mortgage Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/17 (Alternative Minimum Tax)	1/11 at 100.00	N/R	511,805
	Tax Obligation/General – 0.1%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	11/10 at 100.00	B+	93,983
	Tax Obligation/Limited – 58.7%

1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa1	1,543,005

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,085,360

100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 6, Series 2001, 5.000%, 10/01/19	10/11 at 100.00	A1	101,899

350	Green Bay Brown County Professional Football Stadium District, Wisconsin, Sales Tax Revenue Bonds, Lambeau Field Renovation Project, Series 2001A, 5.000%, 2/01/19 – AMBAC Insured	2/11 at 100.00	AA	358,050

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	977,990

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A3	658,584

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	A1	2,051,860

1,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	A1	1,016,060

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	283,539

	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Summerfest Project, Series 2001:
400	4.850%, 8/01/17	8/11 at 100.00	A	408,336
1,000	4.950%, 8/01/20	8/11 at 100.00	A	1,014,980

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	Aa3	1,565,715

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	Aa3	534,245
1,000	4.750%, 12/01/32	12/18 at 100.00	Aa3	1,056,590

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A1	991,270

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A3	1,213,212

Nuveen Investments	63

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
$2,500	5.500%, 7/01/25 – AGC Insured	No Opt. Call	AAA		$2,777,425
2,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A		2,079,120

1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3		1,051,060

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1		412,712
300	4.350%, 3/01/22	3/17 at 100.00	A1		305,046
280	4.500%, 3/01/24	3/17 at 100.00	A1		284,337
520	4.600%, 3/01/27	3/17 at 100.00	A1		522,969

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
850	5.500%, 12/15/18 – NPFG Insured	No Opt. Call	AA–		1,002,830
400	5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–		472,204
2,195	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA–		2,579,147
500	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–		577,600

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R		1,252,098

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1		1,313,117

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1		1,062,620

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1		1,035,210

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,900	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AAA		3,325,747
500	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AAA		572,110

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AAA		829,780
36,330	Total Tax Obligation/Limited				37,315,827
	U.S. Guaranteed – 5.0% (4)

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,800	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1	(4)	2,025,900
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1	(4)	1,125,500
2,800	Total U.S. Guaranteed				3,151,400
	Utilities – 7.9%

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A		1,082,310

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A		2,058,840

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	A		1,076,510

780	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		789,719
4,780	Total Utilities				5,007,379
$60,510	Total Investments (cost $60,915,341) – 98.2%				62,458,413
	Other Assets Less Liabilities – 1.8%				1,128,276
	Net Assets – 100%				$63,586,689

64	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Assets and Liabilities

May 31, 2010

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $153,756,364, $417,173,621, $199,223,894, $229,918,982, $489,668,745 and $60,915,341, respectively)	$160,276,593	$435,113,771	$208,905,181	$236,466,797	$509,032,980	$62,458,413
Cash	—	3,238,322	1,684,287	—	—	47,090
Receivables:
Interest	2,297,903	5,486,469	1,945,623	3,134,577	9,419,567	992,542
Investments sold	5,475,762	5,599,700	1,500,000	1,943,765	485,000	35,000
Shares sold	428,015	312,799	102,623	414,426	872,559	228,969
Other assets	240	49,702	27,407	16,933	61,296	99
Total assets	168,478,513	449,800,763	214,165,121	241,976,498	519,871,402	63,762,113
Liabilities
Cash overdraft	1,248,720	—	—	1,024,262	1,755,483	—
Floating rate obligations	—	—	—	2,225,000	—	—
Payables:
Dividends	192,936	534,584	341,841	290,080	748,065	60,451
Investments purchased	1,509,027	3,000,000	2,000,000	1,987,280	2,458,231	—
Shares redeemed	1,194,778	1,091,534	170,789	598,211	577,114	30,041
Accrued expenses:
Management fees	74,012	196,238	95,047	105,479	226,979	28,745
12b-1 distribution and service fees	43,367	103,138	47,779	52,283	100,558	15,479
Other	56,887	167,494	101,668	89,961	217,616	40,708
Total liabilities	4,319,727	5,092,988	2,757,124	6,372,556	6,084,046	175,424
Net assets	$164,158,786	$444,707,775	$211,407,997	$235,603,942	$513,787,356	$63,586,689
Class A Shares
Net assets	$120,162,073	$376,621,153	$159,190,957	$196,973,661	$330,410,092	$50,269,871
Shares outstanding	11,464,671	34,722,702	14,227,802	18,204,018	29,551,713	4,838,361
Net asset value per share	$10.48	$10.85	$11.19	$10.82	$11.18	$10.39
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.94	$11.33	$11.68	$11.29	$11.67	$10.85
Class B Shares
Net assets	$2,089,491	$5,119,049	$1,674,028	$2,438,536	$5,034,275	$1,383,177
Shares outstanding	201,120	471,590	149,367	225,160	451,140	132,829
Net asset value and offering price per share	$10.39	$10.85	$11.21	$10.83	$11.16	$10.41
Class C Shares
Net assets	$33,947,664	$55,514,719	$30,654,583	$26,957,075	$63,180,568	$9,328,577
Shares outstanding	3,240,489	5,114,678	2,741,249	2,495,214	5,668,919	896,526
Net asset value and offering price per share	$10.48	$10.85	$11.18	$10.80	$11.15	$10.41
Class I Shares
Net assets	$7,959,558	$7,452,854	$19,888,429	$9,234,670	$115,162,421	$2,605,064
Shares outstanding	756,070	686,739	1,778,625	853,637	10,324,449	250,075
Net asset value and offering price per share	$10.53	$10.85	$11.18	$10.82	$11.15	$10.42
Net Assets Consist of:
Capital paid-in	$158,373,052	$432,803,785	$205,485,850	$230,188,720	$494,424,117	$62,117,779
Undistributed (Over-distribution of) net investment income	303,390	(524,576)	(112,556)	593,934	1,121,036	(21,604)
Accumulated net realized gain (loss)	(1,037,885)	(5,511,584)	(3,646,584)	(1,726,527)	(1,122,032)	(52,558)
Net unrealized appreciation (depreciation)	6,520,229	17,940,150	9,681,287	6,547,815	19,364,235	1,543,072
Net assets	$164,158,786	$444,707,775	$211,407,997	$235,603,942	$513,787,356	$63,586,689
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Operations

Year Ended May 31, 2010

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$7,941,084	$21,185,068	$10,527,783	$12,226,478	$26,210,431	$2,784,179
Expenses
Management fees	835,840	2,247,672	1,122,361	1,220,070	2,664,487	323,422
12b-1 service fees – Class A	233,343	726,822	314,660	384,848	659,807	96,284
12b-1 distribution and service fees – Class B	24,574	57,482	20,508	27,284	58,932	13,453
12b-1 distribution and service fees – Class C	221,753	388,072	234,225	187,248	436,389	61,630
Shareholders’ servicing agent fees and expenses	64,718	170,266	113,203	93,681	262,052	28,932
Interest expense on floating rate obligations	—	—	—	10,418	—	—
Custodian’s fees and expenses	32,654	79,010	43,095	47,619	98,799	16,961
Trustees’ fees and expenses	3,780	10,389	5,058	5,525	12,270	1,451
Professional fees	20,106	29,165	21,674	22,325	31,912	16,586
Shareholders’ reports – printing and mailing expenses	22,875	53,157	27,558	30,104	66,473	13,533
Federal and state registration fees	8,877	13,963	9,746	12,492	13,811	14,931
Other expenses	8,002	18,039	10,612	11,461	22,514	5,239
Total expenses before custodian fee credit	1,476,522	3,794,037	1,922,700	2,053,075	4,327,446	592,422
Custodian fee credit	(614)	(1,270)	(714)	(1,918)	(2,273)	(659)
Net expenses	1,475,908	3,792,767	1,921,986	2,051,157	4,325,173	591,763
Net investment income	6,465,176	17,392,301	8,605,797	10,175,321	21,885,258	2,192,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(160,687)	325,917	(1,088,365)	164,646	594,431	16,505
Change in net unrealized appreciation (depreciation) of investments	6,712,183	17,907,653	7,839,801	14,260,142	17,295,527	2,551,862
Net realized and unrealized gain (loss)	6,551,496	18,233,570	6,751,436	14,424,788	17,889,958	2,568,367
Net increase (decrease) in net assets from operations	$13,016,672	$35,625,871	$15,357,233	$24,600,109	$39,775,216	$4,760,783

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$6,465,176	$5,548,520	$17,392,301	$16,685,877
Net realized gain (loss) from:
Investments	(160,687)	(850,008)	325,917	(5,341,455)
Forward swaps	—	—	—	369,923
Futures	—	—	—	907,790
Change in net unrealized appreciation (depreciation) of:
Investments	6,712,183	(1,241,863)	17,907,653	(8,599,539)
Forward swaps	—	—	—	(336,570)
Futures	—	—	—	23,058
Net increase (decrease) in net assets from operations	13,016,672	3,456,649	35,625,871	3,709,084
Distributions to Shareholders
From net investment income:
Class A	(4,821,290)	(4,341,033)	(14,960,317)	(14,525,292)
Class B	(87,681)	(138,435)	(203,289)	(290,744)
Class C	(1,073,180)	(842,823)	(1,841,966)	(1,644,837)
Class I	(288,438)	(202,938)	(258,143)	(128,929)
From accumulated net realized gains:
Class A	—	—	(13,520)	(2,296,878)
Class B	—	—	(230)	(56,792)
Class C	—	—	(1,956)	(301,635)
Class I	—	—	(268)	(19,308)
Decrease in net assets from distributions to shareholders	(6,270,589)	(5,525,229)	(17,279,689)	(19,264,415)
Fund Share Transactions
Proceeds from sale of shares	34,865,833	34,957,401	56,805,397	40,513,801
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,910,291	2,968,272	10,899,805	11,934,196
	38,776,124	37,925,673	67,705,202	52,447,997
Cost of shares redeemed	(25,521,698)	(16,062,233)	(46,304,534)	(53,830,586)
Net increase (decrease) in net assets from Fund share transactions	13,254,426	21,863,440	21,400,668	(1,382,589)
Net increase (decrease) in net assets	20,000,509	19,794,860	39,746,850	(16,937,920)
Net assets at the beginning of year	144,158,277	124,363,417	404,960,925	421,898,845
Net assets at the end of year	$164,158,786	$144,158,277	$444,707,775	$404,960,925
Undistributed (Over-distribution of) net investment income at the end of year	$303,390	$108,858	$(524,576)	$(644,899)

See accompanying notes to financial statements.

68	Nuveen Investments

	Michigan		Missouri
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$8,605,797	$8,925,224	$10,175,321	$9,797,487
Net realized gain (loss) from:
Investments	(1,088,365)	(2,683,376)	164,646	(1,891,626)
Forward swaps	—	181,473	—	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,839,801	(3,927,130)	14,260,142	(10,090,955)
Forward swaps	—	(165,110)	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	15,357,233	2,331,081	24,600,109	(2,185,094)
Distributions to Shareholders
From net investment income:
Class A	(6,578,417)	(6,507,362)	(8,462,326)	(8,252,429)
Class B	(73,876)	(117,337)	(105,103)	(162,829)
Class C	(1,133,807)	(1,230,142)	(976,066)	(848,721)
Class I	(834,182)	(816,942)	(373,096)	(194,364)
From accumulated net realized gains:
Class A	—	(193,863)	—	(994,525)
Class B	—	(4,218)	—	(22,490)
Class C	—	(41,482)	—	(118,362)
Class I	—	(22,781)	—	(16,734)
Decrease in net assets from distributions to shareholders	(8,620,282)	(8,934,127)	(9,916,591)	(10,610,454)
Fund Share Transactions
Proceeds from sale of shares	26,755,273	37,640,269	32,749,440	29,399,588
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,438,205	4,347,974	6,273,344	5,940,903
	31,193,478	41,988,243	39,022,784	35,340,491
Cost of shares redeemed	(31,597,977)	(48,999,293)	(33,847,515)	(32,474,756)
Net increase (decrease) in net assets from Fund share transactions	(404,499)	(7,011,050)	5,175,269	2,865,735
Net increase (decrease) in net assets	6,332,452	(13,614,096)	19,858,787	(9,929,813)
Net assets at the beginning of year	205,075,545	218,689,641	215,745,155	225,674,968
Net assets at the end of year	$211,407,997	$205,075,545	$235,603,942	$215,745,155
Undistributed (Over-distribution of) net investment income at the end of year	$(112,556)	$(93,533)	$593,934	$335,218

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets (continued)

	Ohio		Wisconsin
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$21,885,258	$21,323,599	$2,192,416	$2,214,173
Net realized gain (loss) from:
Investments	594,431	(1,861,519)	16,505	(52,303)
Forward swaps	—	—	—	—
Futures	—	1,089,084	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	17,295,527	(9,120,799)	2,551,862	(1,400,517)
Forward swaps	—	—	—	—
Futures	—	35,297	—	—
Net increase (decrease) in net assets from operations	39,775,216	11,465,662	4,760,783	761,353
Distributions to Shareholders
From net investment income:
Class A	(13,615,693)	(13,655,312)	(1,814,117)	(1,812,399)
Class B	(210,115)	(330,150)	(43,105)	(56,840)
Class C	(2,101,098)	(1,904,559)	(266,604)	(213,829)
Class I	(4,965,498)	(4,996,722)	(84,078)	(52,163)
From accumulated net realized gains:
Class A	—	(1,232,855)	—	(24,233)
Class B	—	(34,958)	—	(936)
Class C	—	(195,817)	—	(3,316)
Class I	—	(432,505)	—	(629)
Decrease in net assets from distributions to shareholders	(20,892,404)	(22,782,878)	(2,207,904)	(2,164,345)
Fund Share Transactions
Proceeds from sale of shares	57,755,283	58,042,769	10,855,276	9,173,090
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,732,543	12,792,960	1,501,435	1,349,987
	69,487,826	70,835,729	12,356,711	10,523,077
Cost of shares redeemed	(65,872,407)	(85,936,655)	(8,334,065)	(12,941,123)
Net increase (decrease) in net assets from Fund share transactions	3,615,419	(15,100,926)	4,022,646	(2,418,046)
Net increase (decrease) in net assets	22,498,231	(26,418,142)	6,575,525	(3,821,038)
Net assets at the beginning of year	491,289,125	517,707,267	57,011,164	60,832,202
Net assets at the end of year	$513,787,356	$491,289,125	$63,586,689	$57,011,164
Undistributed (Over-distribution of) net investment income at the end of year	$1,121,036	$147,051	$(21,604)	$(5,839)

See accompanying notes to financial statements.

70	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (”Nuveen”), uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, Kansas, Kentucky, Michigan, Missouri and Ohio had outstanding when-issued/delayed delivery purchase commitments of $1,509,027, $3,000,000, $2,000,000, $1,987,280 and $2,458,231, respectively. There were no such outstanding purchase commitments in Wisconsin.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	71

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period June 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their tax-exempt net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2010, Kentucky, Michigan, Missouri and Ohio invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Kansas and Wisconsin did not invest in any such instruments during the fiscal year ended May 31, 2010.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse

72	Nuveen Investments

floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Kentucky	Michigan	Missouri	Ohio
Maximum exposure to Recourse Trusts	$15,000,000	$—	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2010, were as follows:

Missouri
Average floating rate obligations outstanding	$2,225,000
Average annual interest rate and fees	0.47%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2010.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty

Nuveen Investments	73

Notes to Financial Statements (continued)

credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period June 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2010:

Kansas	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$160,276,593	$—	$160,276,593

74	Nuveen Investments

Kentucky	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$435,113,771	$—	$435,113,771

Michigan	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$208,905,181	$—	$208,905,181

Missouri	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$236,466,797	$—	$236,466,797

Ohio	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$509,032,980	$—	$509,032,980

Wisconsin	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$62,458,413	$—	$62,458,413

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,026,005	$20,846,927	2,751,536	$27,041,625
Class A – automatic conversion of Class B Shares	104,767	1,065,637	54,770	544,274
Class B	154	1,574	930	8,991
Class C	872,186	8,999,803	646,888	6,361,138
Class I	380,264	3,951,892	104,636	1,001,373
Shares issued to shareholders due to reinvestment of distributions:
Class A	307,709	3,176,573	247,816	2,416,754
Class B	4,935	50,454	7,524	72,734
Class C	59,078	609,795	44,070	430,233
Class I	7,068	73,469	4,960	48,551
	3,762,166	38,776,124	3,863,130	37,925,673
Shares redeemed:
Class A	(1,954,728)	(20,179,093)	(1,286,547)	(12,533,221)
Class B	(39,251)	(402,761)	(77,757)	(762,172)
Class B – automatic conversion to Class A Shares	(105,648)	(1,065,637)	(55,240)	(544,274)
Class C	(240,624)	(2,469,610)	(202,951)	(1,979,651)
Class I	(134,586)	(1,404,597)	(24,215)	(242,915)
	(2,474,837)	(25,521,698)	(1,646,710)	(16,062,233)
Net increase (decrease)	1,287,329	$13,254,426	2,216,420	$21,863,440

Nuveen Investments	75

Notes to Financial Statements (continued)

	Kentucky
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,678,376	$39,167,939	3,013,432	$30,915,159
Class A – automatic conversion of Class B Shares	114,192	1,206,295	91,296	924,603
Class B	1,107	11,793	2,442	24,632
Class C	1,049,131	11,186,099	743,140	7,625,323
Class I	491,107	5,233,271	100,952	1,024,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	884,711	9,425,452	1,029,006	10,407,171
Class B	13,904	148,035	25,328	256,349
Class C	112,243	1,197,406	114,963	1,162,918
Class I	12,087	128,912	10,657	107,758
	6,356,858	67,705,202	5,131,216	52,447,997
Shares redeemed:
Class A	(3,345,532)	(35,665,723)	(4,378,647)	(44,737,243)
Class B	(130,320)	(1,381,135)	(132,944)	(1,377,233)
Class B – automatic conversion to Class A Shares	(114,089)	(1,206,295)	(91,220)	(924,603)
Class C	(610,033)	(6,518,284)	(614,034)	(6,255,500)
Class I	(143,157)	(1,533,097)	(52,962)	(536,007)
	(4,343,131)	(46,304,534)	(5,269,807)	(53,830,586)
Net increase (decrease)	2,013,727	$21,400,668	(138,591)	$(1,382,589)
	Michigan
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,900,264	$20,886,100	3,163,889	$33,408,034
Class A – automatic conversion of Class B Shares	40,054	440,513	27,158	294,003
Class B	1,049	11,593	2,024	21,573
Class C	208,969	2,308,164	234,914	2,499,362
Class I	281,261	3,108,903	132,753	1,417,297
Shares issued to shareholders due to reinvestment of distributions:
Class A	301,719	3,334,460	296,070	3,128,595
Class B	3,394	37,534	4,927	52,148
Class C	43,982	485,462	51,656	545,770
Class I	52,606	580,749	58,797	621,461
	2,833,298	31,193,478	3,972,188	41,988,243
Shares redeemed:
Class A	(2,031,569)	(22,386,204)	(3,792,635)	(39,910,664)
Class B	(78,334)	(860,265)	(81,767)	(871,713)
Class B – automatic conversion to Class A Shares	(39,984)	(440,513)	(27,091)	(294,003)
Class C	(473,164)	(5,224,286)	(538,388)	(5,666,670)
Class I	(244,991)	(2,686,709)	(215,098)	(2,256,243)
	(2,868,042)	(31,597,977)	(4,654,979)	(48,999,293)
Net increase (decrease)	(34,744)	$(404,499)	(682,791)	$(7,011,050)

76	Nuveen Investments

	Missouri
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,952,862	$20,514,904	1,923,488	$19,303,025
Class A – automatic conversion of Class B Shares	60,008	618,898	51,073	515,483
Class B	255	2,684	1,158	11,105
Class C	549,534	5,792,558	558,037	5,501,759
Class I	550,833	5,820,396	413,063	4,068,216
Shares issued to shareholders due to reinvestment of distributions:
Class A	523,836	5,537,509	537,165	5,308,062
Class B	8,040	84,837	13,332	132,078
Class C	46,275	488,840	45,818	451,754
Class I	15,276	162,158	4,975	49,009
	3,706,919	39,022,784	3,548,109	35,340,491
Shares redeemed:
Class A	(2,465,200)	(25,963,148)	(2,620,666)	(25,695,058)
Class B	(71,193)	(753,280)	(154,097)	(1,562,317)
Class B – automatic conversion to Class A Shares	(59,941)	(618,898)	(51,015)	(515,483)
Class C	(284,446)	(3,010,707)	(429,967)	(4,194,438)
Class I	(326,257)	(3,501,482)	(51,849)	(507,460)
	(3,207,037)	(33,847,515)	(3,307,594)	(32,474,756)
Net increase (decrease)	499,882	$5,175,269	240,515	$2,865,735

	Ohio
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,180,557	$35,049,801	4,367,262	$46,061,223
Class A – automatic conversion of Class B Shares	107,172	1,166,811	113,739	1,192,975
Class B	10,767	119,467	15,992	165,009
Class C	1,086,092	11,964,329	775,088	8,122,686
Class I	857,129	9,454,875	237,852	2,500,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	638,885	7,053,510	724,275	7,584,844
Class B	9,698	106,715	17,414	182,017
Class C	92,605	1,020,041	88,954	928,685
Class I	322,714	3,552,277	391,826	4,097,414
	6,305,619	69,487,826	6,732,402	70,835,729
Shares redeemed:
Class A	(4,199,181)	(46,455,561)	(6,198,724)	(64,756,107)
Class B	(186,295)	(2,057,515)	(250,041)	(2,626,824)
Class B – automatic conversion to Class A Shares	(107,349)	(1,166,811)	(113,913)	(1,192,975)
Class C	(416,485)	(4,588,505)	(577,764)	(6,045,941)
Class I	(1,047,215)	(11,604,015)	(1,073,812)	(11,314,808)
	(5,956,525)	(65,872,407)	(8,214,254)	(85,936,655)
Net increase (decrease)	349,094	$3,615,419	(1,481,852)	$(15,100,926)

Nuveen Investments	77

Notes to Financial Statements (continued)

	Wisconsin
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	676,723	$6,923,390	744,953	$7,250,697
Class A – automatic conversion of Class B Shares	13,716	140,261	19,350	180,818
Class B	27	271	24	230
Class C	272,344	2,784,082	138,212	1,347,215
Class I	98,184	1,007,272	39,840	394,130
Shares issued to shareholders due to reinvestment of distributions:
Class A	119,178	1,216,425	116,178	1,113,035
Class B	2,894	29,588	4,291	41,182
Class C	19,128	195,662	15,330	147,152
Class I	5,839	59,760	5,047	48,618
	1,208,033	12,356,711	1,083,225	10,523,077
Shares redeemed:
Class A	(689,079)	(7,000,692)	(1,180,567)	(11,041,181)
Class B	(16,610)	(166,649)	(39,741)	(382,901)
Class B – automatic conversion to Class A Shares	(13,689)	(140,261)	(19,305)	(180,818)
Class C	(88,104)	(906,320)	(104,680)	(985,367)
Class I	(11,635)	(120,143)	(36,047)	(350,856)
	(819,117)	(8,334,065)	(1,380,340)	(12,941,123)
Net increase (decrease)	388,916	$4,022,646	(297,115)	$(2,418,046)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$45,868,454	$54,488,329	$21,749,697	$20,824,887	$55,902,111	$7,640,831
Sales and maturities	27,280,599	37,719,959	21,866,166	13,588,778	50,277,446	3,250,436

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$153,648,915	$417,170,862	$199,077,361	$227,500,589	$489,213,969	$60,908,247
Gross unrealized:
Appreciation	$7,524,261	$20,811,944	$10,496,339	$11,196,856	$25,766,680	$2,020,687
Depreciation	(896,583)	(2,869,035)	(668,519)	(4,455,186)	(5,947,669)	(470,521)
Net unrealized appreciation (depreciation) of investments	$6,627,678	$17,942,909	$9,827,820	$6,741,670	$19,819,011	$1,550,166

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ tax year-end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$—	$—	$—	$—	$(13,976)	$(2)
Undistributed (Over-distribution of) net investment income	(55)	(8,263)	(4,538)	(14)	(18,869)	(277)
Accumulated net realized gain (loss)	55	8,263	4,538	14	32,845	279

78	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$704,176	$906,980	$455,172	$1,236,934	$2,046,717	$161,046
Undistributed net ordinary income**	12,864	—	1,240	—	357,152	191
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income***	$6,227,362	$17,190,583	$8,618,837	$9,887,747	$20,877,457	$2,195,220
Distributions from net ordinary income**	—	—	—	—	—	—
Distributions from net long-term capital gains****	—	15,133	—	—	—	—

2009	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$5,447,753	$16,595,925	$8,697,138	$9,427,756	$20,948,408	$2,140,593
Distributions from net ordinary income**	—	907,423	21	—	506,273	—
Distributions from net long-term capital gains	—	1,767,190	261,564	1,150,105	1,384,354	29,114
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

At May 31, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2017	$781,659	$—	$419,508	$1,063,171	$—	$—
May 31, 2018	193,761	5,479,041	3,227,076	663,355	1,122,034	52,556
Total	$975,420	$5,479,041	$3,646,584	$1,726,526	$1,122,034	$52,556

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Kansas
Post-October capital losses	$43,373

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	79

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of Ohio so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$301,518	$427,620	$185,921	$308,594	$382,380	$108,765
Paid to financial intermediaries (Unaudited)	264,458	372,751	156,174	268,640	326,071	96,099

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$142,380	$189,256	$21,990	$94,459	$148,455	$48,215

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$85,222	$129,485	$49,828	$68,505	$135,929	$32,228

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

80	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2010, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$6,072	$11,839	$14,840	$7,513	$13,226	$826

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	81

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (1/92)
2010	$10.03	$.44	$.44	$.88	$(.43)	$—	$(.43)	$10.48	8.67%
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22
2006	10.66	.42	(.29)	.13	(.41)	—	(.41)	10.38	1.28
Class B (2/97)
2010	9.94	.36	.44	.80	(.35)	—	(.35)	10.39	7.92
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38
2006	10.58	.34	(.28)	.06	(.34)	—	(.34)	10.30	.54
Class C (2/97)
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69
2006	10.67	.37	(.30)	.07	(.36)	—	(.36)	10.38	.67
Class I (2/97)(e)
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54
2006	10.71	.45	(.30)	.15	(.44)	—	(.44)	10.42	1.41

82	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$120,162.84%		.84%	4.27%	18%
110,130.85		.85	4.38	13
94,259.87		.87	4.12	16
97,477.85		.85	4.03	22
100,128.86		.86	4.02	18

2,089	1.59	1.59	3.53	18
3,389	1.60	1.60	3.62	13
4,721	1.62	1.62	3.37	16
5,840	1.61	1.61	3.28	22
7,379	1.61	1.61	3.26	18

33,948	1.39	1.39	3.71	18
25,570	1.40	1.40	3.83	13
21,090	1.42	1.42	3.57	16
21,767	1.40	1.40	3.48	22
22,736	1.41	1.41	3.47	18

7,960.64		.64	4.47	18
5,069.65		.65	4.58	13
4,293.67		.67	4.31	16
3,264.65		.65	4.23	22
1,560.66		.66	4.22	18

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2010	$10.39	$.44	$.46	$.90	$(.44)	$— *	$(.44)	$10.85	8.81%
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35
2006	11.30	.46	(.30)	.16	(.46)	(.04)	(.50)	10.96	1.38
Class B (2/97)
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56
2006	11.31	.37	(.30)	.07	(.37)	(.04)	(.41)	10.97	.62
Class C (10/93)
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73
2006	11.29	.39	(.29)	.10	(.39)	(.04)	(.43)	10.96	.88
Class I (2/97)(e)
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52
2006	11.29	.48	(.30)	.18	(.47)	(.04)	(.51)	10.96	1.64

84	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$376,621.81%		.81%	4.15%	9%
346,849.85		.82	4.28	19
362,734.89		.83	4.04	8
392,262.90		.82	4.00	9
398,636.82		.82	4.09	13

5,119	1.56	1.56	3.40	9
7,289	1.60	1.57	3.52	19
9,685	1.64	1.58	3.29	8
13,466	1.65	1.57	3.26	9
18,388	1.57	1.57	3.34	13

55,515	1.36	1.36	3.59	9
47,428	1.40	1.37	3.73	19
46,588	1.44	1.38	3.49	8
46,650	1.45	1.37	3.45	9
45,919	1.37	1.37	3.54	13

7,453.61		.61	4.35	9
3,394.65		.62	4.48	19
2,891.69		.63	4.24	8
3,069.70		.62	4.20	9
2,451.62		.62	4.29	13

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2010	$10.83	$.46	$.36	$.82	$(.46)	$—	$(.46)	$11.19	7.73%
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70
2006	11.89	.49	(.32)	.17	(.48)	(.13)	(.61)	11.45	1.48
Class B (2/97)
2010	10.86	.38	.35	.73	(.38)	—	(.38)	11.21	6.86
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85
2006	11.92	.40	(.32)	.08	(.39)	(.13)	(.52)	11.48	.71
Class C (6/93)
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11
2006	11.88	.42	(.32)	.10	(.41)	(.13)	(.54)	11.44	.91
Class I (2/97)(e)
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92
2006	11.89	.51	(.32)	.19	(.50)	(.13)	(.63)	11.45	1.69

86	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$159,191.85%		.85%	4.18%	11%
151,852.86		.86	4.45	9
159,696.86		.85	4.14	14
169,395.91		.84	4.09	12
170,278.86		.86	4.16	11

1,674	1.60	1.60	3.44	11
2,858	1.61	1.61	3.70	9
4,080	1.61	1.60	3.40	14
4,845	1.67	1.60	3.35	12
6,794	1.61	1.61	3.41	11

30,655	1.40	1.40	3.63	11
32,068	1.41	1.41	3.90	9
35,814	1.41	1.40	3.59	14
37,779	1.46	1.39	3.54	12
38,141	1.41	1.41	3.61	11

19,888.65		.65	4.38	11
18,297.66		.66	4.65	9
19,100.66		.65	4.34	14
20,351.71		.64	4.29	12
21,871.66		.66	4.36	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/87)
2010	$10.14	$.48	$.66	$1.14	$(.46)	$—	$(.46)	$10.82	11.49%
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66
2006	11.25	.47	(.26)	.21	(.48)	—	(.48)	10.98	1.88
Class B (2/97)
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87
2006	11.26	.39	(.27)	.12	(.39)	—	(.39)	10.99	1.12
Class C (2/94)
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10
2006	11.24	.41	(.26)	.15	(.42)	—	(.42)	10.97	1.34
Class I (2/97)(e)
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79
2006	11.26	.49	(.26)	.23	(.50)	—	(.50)	10.99	2.10

88	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$196,974.83%		.83%	4.52%	6%
183,868.86		.84	4.68	12
195,691.87		.84	4.16	14
227,412.88		.84	4.13	16
231,378.83		.83	4.23	12

2,439	1.58	1.58	3.79	6
3,533	1.61	1.59	3.90	12
5,785	1.62	1.59	3.41	14
7,351	1.63	1.59	3.38	16
8,570	1.58	1.58	3.48	12

26,957	1.38	1.38	3.97	6
22,120	1.41	1.39	4.13	12
21,541	1.42	1.39	3.61	14
21,263	1.43	1.39	3.58	16
21,387	1.38	1.38	3.68	12

9,235.63		.63	4.72	6
6,224.67		.65	4.90	12
2,657.68		.65	4.36	14
2,169.68		.64	4.31	16
895.63		.63	4.44	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2010	$10.77	$.48	$.39	$.87	$(.46)	$—	$(.46)	$11.18	8.18%
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30
2006	11.65	.48	(.34)	.14	(.48)	(.04)	(.52)	11.27	1.30
Class B (2/97)
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64
2006	11.64	.40	(.35)	.05	(.40)	(.04)	(.44)	11.25	.47
Class C (8/93)
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77
2006	11.63	.42	(.35)	.07	(.42)	(.04)	(.46)	11.24	.68
Class I (2/97)(e)
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53
2006	11.64	.50	(.34)	.16	(.51)	(.04)	(.55)	11.25	1.51

90	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$330,410.82%		.82%	4.33%	.82%	.82%	4.33%	10%
321,253.84		.84	4.40	.84	.84	4.40	9
338,770.93		.84	4.16	.93	.84	4.16	20
346,298.98		.83	4.11	.98	.83	4.11	10
348,198.83		.83	4.21	.83	.83	4.21	13

5,034	1.58	1.58	3.58	1.58	1.58	3.58	10
7,790	1.58	1.58	3.64	1.58	1.58	3.64	9
11,577	1.67	1.58	3.42	1.67	1.58	3.42	20
16,125	1.73	1.58	3.36	1.73	1.58	3.36	10
20,504	1.58	1.58	3.45	1.58	1.58	3.45	13

63,181	1.37	1.37	3.78	1.37	1.37	3.78	10
52,693	1.39	1.39	3.85	1.39	1.39	3.85	9
50,642	1.48	1.39	3.61	1.48	1.39	3.61	20
49,084	1.53	1.38	3.56	1.53	1.38	3.56	10
46,325	1.38	1.38	3.66	1.38	1.38	3.66	13

115,162.62		.62	4.54	.62	.62	4.54	10
109,553.64		.64	4.60	.64	.64	4.60	9
116,718.73		.64	4.36	.73	.64	4.36	20
125,050.78		.63	4.31	.78	.63	4.31	10
128,133.63		.63	4.41	.63	.63	4.41	13

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/94)
2010	$9.95	$.38	$.44	$.82	$(.38)	$—	$(.38)	$10.39	8.42%
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46
2006	10.54	.40	(.28)	.12	(.41)	(.05)	(.46)	10.20	1.11
Class B (2/97)
2010	9.97	.31	.44	.75	(.31)	—	(.31)	10.41	7.64
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67
2006	10.57	.32	(.29)	.03	(.33)	(.05)	(.38)	10.22	.26
Class C (2/97)
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91
2006	10.57	.35	(.29)	.06	(.35)	(.05)	(.40)	10.23	.49
Class I (2/97)(e)
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59
2006	10.59	.42	(.28)	.14	(.43)	(.05)	(.48)	10.25	1.34

92	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$50,270.90%		.90%	3.75%	6%
46,933.89		.89	4.02	12
50,640.88		.88	3.72	3
42,279.90		.90	3.78	10
36,624.92		.92	3.84	11

1,383	1.65	1.65	3.00	6
1,598	1.63	1.63	3.27	12
2,174	1.63	1.63	2.98	3
2,464	1.65	1.65	3.04	10
3,295	1.67	1.67	3.09	11

9,329	1.45	1.45	3.19	6
6,907	1.44	1.44	3.46	12
6,512	1.43	1.43	3.17	3
5,975	1.45	1.45	3.24	10
5,422	1.47	1.47	3.29	11

2,605.70		.70	3.94	6
1,573.69		.69	4.20	12
1,506.68		.68	3.92	3
1,031.69		.69	3.97	10
202.72		.72	4.04	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	93

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

94	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	95

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

96	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	97

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). The Board also reviewed the peer ranking of the Nuveen municipal funds advised by NAM in

98	Nuveen Investments

the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), and the Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the Kansas Fund, the Kentucky Fund and the Wisconsin Fund underperformed their respective benchmark in the three-year period, each such Fund outperformed the performance of their respective benchmark in the one-year period. Further, they noted that the Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”) and the Nuveen Missouri Municipal Bond Fund generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles over the various periods. In addition, the Independent Board Members noted that the performance of the Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the Kentucky Fund and the Ohio Fund had net advisory fees above the peer averages of their respective Peer Groups but net expense ratios near (within 5 basis points or less) the peer expense ratio average. Each other Fund had net advisory fees and net expense ratios above the peer averages of its respective Peer Group; however, the Independent Board Members recognized the differences in the peers (such as the number of peers or states included in the Peer Group or Peer Universe) generally may limit some of the usefulness of the comparisons.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange-traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that

Nuveen Investments	99

Annual Investment Management Agreement Approval Process (continued)

impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

100	Nuveen Investments

Notes

Nuveen Investments	101

Notes

102	Nuveen Investments

Notes

Nuveen Investments	103

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

104	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	105

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the longterm goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS6-0510D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	15,102	0	550	0
Kentucky Municipal Bond Fund	17,473	0	550	0
Michigan Municipal Bond Fund	15,543	0	550	0
Missouri Municipal Bond Fund	15,716	0	550	0
Ohio Municipal Bond Fund	18,101	0	550	0
Wisconsin Municipal Bond Fund	14,276	0	550	0

Total	$96,211	$0	$3,300	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	10,889	0	550	0
Kentucky Municipal Bond Fund	18,066	0	550	0
Michigan Municipal Bond Fund	12,824	0	550	0
Missouri Municipal Bond Fund	12,934	0	550	0
Ohio Municipal Bond Fund	20,724	0	550	0
Wisconsin Municipal Bond Fund	8,651	0	550	0

Total	$84,088	$0	$3,300	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	550	0	0	550
Kentucky Municipal Bond Fund	550	0	0	550
Michigan Municipal Bond Fund	550	0	0	550
Missouri Municipal Bond Fund	550	0	0	550
Ohio Municipal Bond Fund	550	0	0	550
Wisconsin Municipal Bond Fund	550	0	0	550

Total	$3,300	$0	$0	$3,300

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	550	0	0	550
Kentucky Municipal Bond Fund	550	0	0	550
Michigan Municipal Bond Fund	550	0	0	550
Missouri Municipal Bond Fund	550	0	0	550
Ohio Municipal Bond Fund	550	0	0	550
Wisconsin Municipal Bond Fund	550	0	0	550

Total	$3,300	$0	$0	$3,300

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2010